ANNUAL
REPORT

(logo)
Artisan Funds

SMALL CAP FUND                                                    MID CAP FUND
INTERNATIONAL FUND                                        SMALL CAP VALUE FUND

                                 ARTISAN FUNDS
                                 JUNE 30, 1998

--------------------------------------------------------------------------------
Dear Fellow Shareholders,

Thank you for investing with Artisan Funds. We're pleased to send you this Annual Report for the Funds' 1998 fiscal year.

Unlike previous annual reports, this one covers all four of our Funds. This consolidation reflects our ongoing efforts to reduce costs, improve efficiency and simplify the investing process for you. In this spirit, we are also developing a consolidated prospectus.

It's no secret that the past year was a difficult time for equities - especially in the last six months, when Asia's financial crisis, a slowing U.S. economy and earnings disappointments contributed to market volatility and declines.

However, as you'll see from the Funds' returns, our portfolio managers performed admirably. Their experience, discipline and focus made the difference. As we've stated from the start, "We believe that experienced, active managers employing high-value-added strategies can provide superior returns over time."

If you have a question about any of the Funds discussed in this report or would like another prospectus, please call us at 1-800-344-1770. An Artisan Funds representative will be happy to help you.

Again, thank you for investing with Artisan Funds. In the coming year, we'll do our best to earn your continued confidence.

Sincerely,

/s/ Andrew A. Ziegler

Andrew A. Ziegler
Chairman

--------------------------------------------------------------------------------

ARTISAN
FUNDS

Table of Contents

LETTERS TO SHAREHOLDERS
   Small Cap Fund               2
   International Fund           8
   Mid Cap Fund                14
   Small Cap Value Fund        20

SCHEDULES OF INVESTMENTS
   Small Cap Fund              26
   International Fund          30
   Mid Cap Fund                36
   Small Cap Value Fund        39

STATEMENTS OF
ASSETS AND LIABILITIES         43

STATEMENTS OF OPERATIONS       44

STATEMENTS OF
CHANGES IN NET ASSETS          45

FINANCIAL HIGHLIGHTS           47

NOTES TO
FINANCIAL STATEMENTS           50

INDEPENDENT
ACCOUNTANT'S REPORT            57

(logo)
ARTISAN FUNDS


ARTISAN FUNDS
C/O BOSTON FINANCIAL DATA SERVICES
P.O. BOX 8412
BOSTON, MA  02266-8412
(800) 344-1770

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on any Fund, including fees and expenses, please call (800) 344-1770 for a free prospectus. Read it carefully before you invest or send money.

ARTISAN
SMALL CAP FUND

Letter to Shareholders - August 20, 1998

THE FUND'S PERFORMANCE
For its fiscal year ended June 30, 1998, Artisan Small Cap Fund rose 14.7%. By comparison, the Fund's benchmark index, the Russell 2000 Index, gained 16.5%, the Russell 2000 Growth Index rose 13.2% and the Lipper Small Cap Fund Index gained 15.5%. Since its inception on March 28, 1995, Artisan Small Cap Fund has appreciated 88.8% versus 84.1% for the Russell 2000, 64.0% for the Russell 2000 Growth and 74.0% for the Lipper Small Cap Fund Index.

                       COMPARATIVE QUARTERLY PERFORMANCE

------------------------------
ARTISAN SMALL CAP FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year:            14.7%
Since Inception:     21.5%
------------------------------

                    Artisan Small Cap     Russell 2000        Lipper Small Cap
                           Fund               Index              Fund Index
                        ----------         ----------            ----------

3/28/95                  $10,000.00          $10,000.00           $10,000.00
6/30/95                   11,520.00           10,962.00            10,896.00
9/30/95                   12,650.00           12,044.00            12,258.00
12/31/95                  13,283.00           12,305.00            12,427.00
3/31/96                   14,059.02           12,933.00            13,128.00
6/30/96                   14,784.64           13,580.00            14,170.00
9/30/96                   14,159.80           13,626.00            14,349.00
12/31/96                  14,857.94           14,335.00            14,212.00
3/31/97                   14,149.90           13,594.00            12,874.00
6/30/97                   16,459.20           15,797.00            15,063.00
9/30/97                   18,626.89           18,149.00            17,359.00
12/31/97                  18,226.31           17,541.00            16,347.00
3/31/98                   19,565.91           19,305.00            18,099.00
6/30/98                   18,883.22           18,405.00            17,400.00



------------------------------------------------------------------------------------------------------------------------------------
QUARTERLY               1995                            1996                                  1997                       1998
PERFORMANCE  --------------------------  -----------------------------------    --------------------------------  -----------------
             6/30/95  9/30/95  12/31/95  3/31/96  6/30/96  9/30/96  12/31/96   3/31/97  6/30/97 9/30/97 12/31/97 3/31/98   6/30/98
------------------------------------------------------------------------------------------------------------------------------------
ARTISAN
SMALL
CAP
FUND           15.2%     9.8%      5.0%     5.8%     5.2%    -4.2%      4.9%     -4.8%    16.3%   13.2%    -2.2%    7.3%     -3.5%
------------------------------------------------------------------------------------------------------------------------------------
Russell
2000
Index           9.6%     9.9%      2.2%     5.1%     5.0%     0.3%      5.2%     -5.2%    16.2%   14.9%    -3.3%   10.1%     -4.7%
 -----------------------------------------------------------------------------------------------------------------------------------
Lipper
Small Cap
Fund Index      9.0%    12.5%      1.4%     5.6%     7.9%     1.3%     -1.0%     -9.4%    17.0%   15.2%    -5.8%   10.7%     -3.9%
------------------------------------------------------------------------------------------------------------------------------------


This graph compares the results of $10,000 invested in the Artisan Small Cap Fund on March 28, 1995 (the date the Fund began operations) with the Russell 2000 stock index and the Lipper Small Cap Fund Index. The Russell 2000 is an unmanaged index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. The Russell 2000 Growth Index is an index of common stocks with dividends reinvested, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small Cap Fund Index reflects the net asset value weighted return of the 30 largest small-cap mutual funds. All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

This year, once again, small-caps took a back seat to large-caps, as the S&P 500 gained a stunning 30.1%. However, while last year's large-cap dominance was fueled by earnings growth, this year's reflected investor preference for the liquidity and greater perceived safety of large companies. This strong element of caution was precipitated last fall by the economic and market turmoil that engulfed Asia. Despite a weak and short-lived first quarter rally in Asian markets, the region's economies continued to deteriorate through June 30.

OUR INVESTMENT APPROACH

Before detailing the Fund's performance this past year, it might be helpful to review the characteristics we look for in a stock.

- ABOVE-AVERAGE GROWTH. We favor companies with sustainable earnings-growth rates of at least 15%.

- ADEQUATE LIQUIDITY. It's essential for us to be able to buy or sell a stock without unduly affecting its price. We look for stocks that trade at least 20,000 shares a day.

- HIGH QUALITY MANAGEMENT. In small companies, management often holds the key to ultimate success or failure. We look for management teams with the vision, focus, drive and ability to take their companies to higher levels of success. Before we invest in a company, we typically meet with its management team in person to discuss the company's goals, strategies, competitive position and control systems.

- STRONG BUSINESS MODEL. We always ask ourselves, "Is this a good business?" In other words, does this company have a defensible position in its market? Does it have franchise potential, i.e. a dominant brand, leading technology or other strength that would allow for a sustainable competitive advantage?

- STRONG AND IMPROVING FUNDAMENTALS. We look at a company's historic revenue and earnings growth, its profitability, and the potential for those trends to continue or accelerate. We also consider financial strength, as measured by its balance sheet leverage and coverage ratios.

- POSITIVE TAILWIND. To realize the value inherent in its stock, a company typically needs a catalyst. This might be an internal factor like a new or revived product line, a new management team, or a critical acquisition. Or the catalyst might be external - an emerging demographic trend, for example, or a cyclical turnaround in an industry.

- REASONABLE VALUATION. Through our research process, we determine the "intrinsic value" of a business...the price a strategic buyer would pay to own the entire company. We purchase a stock only when it sells at a substantial discount to its intrinsic value. This is why our strategy is often characterized as "growth at a reasonable price" or a "growth/value blend."

                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

The question is, why would a stock have the positive characteristics that we like, yet be selling for much less than it's really worth? The answer is simply that there's usually a "catch." The stock may be underfollowed by Wall Street analysts, misunderstood because the business is complex, or unrecognized by investors because the investment thesis isn't yet obvious. Our research enables us to uncover compelling growth opportunities that may be subtle, obscure or in their early stages.

SINCE SMALL CAP INVESTING CAN BE VOLATILE, WE PURSUE A NUMBER OF STRATEGIES DESIGNED TO REDUCE RISK. One, of course, is our focus on reasonable valuations. In addition, we avoid industry concentration, limit each investment to no more than 3% of assets, and continuously monitor and reappraise each of our holdings.

Artisan Small Cap Fund is designed as a long-term core investment that seeks to out-perform its benchmark, the Russell 2000 Index, over a full market cycle. The Fund stays fully invested in US small-cap stocks. We believe it is most appropriate as part of a long-term diversified portfolio.

TWELVE MONTH REVIEW
For the twelve months ended June 30, 1998, Artisan Small Cap Fund gained 14.7% versus a return of 16.5% by its benchmark index, the Russell 2000. In the first half of 1998, the Fund trailed its index, 3.6% vs. 4.9%. Similarly, in the second half of 1997, the Fund's 10.7% return was slightly under its index's 11.0% gain. It's revealing, though, to look at the quarterly returns, including those of the Russell 2000 Growth Index.


-------------------------------------------------------------------------------
              ARTISAN SMALL CAP      RUSSELL 2000          RUSSELL 2000 GROWTH
-------------------------------------------------------------------------------
  Q3 '97           13.2%                14.9%                     16.9%
  Q4 '97           -2.2%                -3.3%                     -8.2%
  Q1 '98            7.3%                10.1%                     11.9%
  Q2 '98           -3.5%                -4.7%                     -5.7%
-------------------------------------------------------------------------------
  RETURN           14.7%                16.5%                     13.2%
-------------------------------------------------------------------------------

Our goal is to keep up in strong markets and hold onto our gains in down markets. Last year, as shown above, our success was more the latter...downside retention. As you can see, the Fund outperformed the small-cap market in the two negative quarters, but underperformed in the two positive quarters. This performance reflects, at least in part, our attention to valuation and cautious posture; these conservative aspects of our strategy steered us away from the speculative sectors that led the market during the two up quarters.

While we had some strong performers, as shown below, we had none of the internet stocks or similar home run stories that captured investor attention with little more than an exciting business plan. Instead, we pursued the strategy that has served us well over time: buying well-managed, profitable, growing companies at valuations that don't reflect the full potential of the business. This approach has produced above-average returns with less risk than many of our small-cap growth peers. Some of our stocks did quite well, while others were disappointing.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP FUND

-----------------------------------------------------------------------------
         TOP 5 GAINERS<F1>                    TOP 5 LOSERS<F1>
-----------------------------------------------------------------------------
  SECURITY                           %    SECURITY                         %
-----------------------------------------------------------------------------
  HealthCare Financial Partners   128%    Miller Industries             -49%
  International Comfort Products   80%    Graham-Field Health Products  -44%
  Columbia Banking System          70%    Nutraceutical International   -44%
  Gulf South Medical Supply        63%    CFM Technologies              -43%
  OshKosh B'Gosh                   57%    CompDent                      -35%
-----------------------------------------------------------------------------

<F1> These are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

HealthCare Financial Partners and OshKosh B'Gosh reported better-than-expected earnings. International Comfort Products and Columbia Banking System saw their multiples expand as they gained recognition. Gulf South was a takeover. Among our losers, Miller Industries and Graham-Field failed to deliver on rapid growth projections, the result of inadequate control systems. Nutraceutical, a newly public company, missed its earnings and showed questionable management controls. CFM was hurt by a decline in capital spending for technology and CompDent's near-term earnings were depressed by a change in strategy by management.

We bought a number of new names, mostly service-related companies in a variety of industries. We believe the economy's service sector is well positioned for growth. In healthcare, we purchased Alternative Living Services, Sunrise Assisted Living and Healthcare Recoveries. In the information technology outsourcing sector, we bought Data Processing Resources Corporation and Intelligroup. Our research in the restaurants/hotels sector led us to Rio Hotel & Casino, Vistana, Micros Systems and Hospitality Worldwide Services.

For a variety of reasons, we sold quite a number of holdings during the year. Some met our price objective or exceeded our market cap limit: Whole Foods Market, Express Scripts and Action Performance Companies are examples. We benefited from takeovers, too - all in the second half of '97: DH Technology, Gulf South Medical Supply, Telemundo Group and CapMac Holdings were among them. We felt that certain holdings - Hvide Marine, Ultratech Stepper, Belden and Western Gas Resources, to name a few - had too much dependence on commodity prices or other cyclical factors. We also shed a few names that missed our earnings, including Wall Data, Nutraceutical International and Graham-Field Health Products.

PORTFOLIO CHARACTERISTICS
As of June 30, 1998, the Fund's net assets were $304.1 million and it was 97.4% invested in stocks, which we consider fully invested. The Fund held 73 stocks with a median market capitalization of $333 million. The median annual growth rate of these companies was 28%, and they were selling at 17.6X our estimated 1998 earnings. In other words, we owned these stocks at a significant discount to the growth rate of the underlying companies. Moreover, the median price of our stocks was just 79% of their intrinsic value, based on our 1998 estimate. Yet, despite these attractive valuation characteristics, our stocks were largely under-researched and undiscovered - typically followed by four or fewer analysts.

                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

                  -------------------------------------------
                                TOP TEN HOLDINGS
                  -------------------------------------------
                    COMPANY NAME                      %
                  -------------------------------------------
                    Borg-Warner Security              2.5
                  -------------------------------------------
                    Park-Ohio Holdings                2.4
                  -------------------------------------------
                    ITI Technologies                  2.4
                  -------------------------------------------
                    CEC Entertainment<F1>             2.4
                  -------------------------------------------
                    HealthCare Financial Partners     2.3
                  -------------------------------------------
                    Penn Treaty American              2.3
                  -------------------------------------------
                    OshKosh B'Gosh                    2.3
                  -------------------------------------------
                    General Cable                     2.2
                  -------------------------------------------
                    ATL Ultrasound                    2.2
                  -------------------------------------------
                    Tokheim Corporation               2.0
                  -------------------------------------------
                    TOTAL                            23.0%
                  -------------------------------------------

                        <F1> Formerly ShowBiz Pizza Time

As you can see in the table below, the Fund's holdings, as of June 30, remained broadly diversified by economic sector. We consider it important to have exposure to all market sectors, and our research typically enables us to do so. We believe this approach helps to reduce volatility, yet places emphasis on picking stocks, which is where we add the most value. During the past six months, we increased the Fund's participation in business services, healthcare services, REITs/property and retailing/apparel, while we lowered the exposure to financials, energy, transportation related and paper/packaging companies.


                                         INDUSTRY DIVERSIFICATION (%)
----------------------------------------------------------------------------------------------------------------
                                         WEIGHTING                                               WEIGHTING
----------------------------------------------------------------------------------------------------------------
                                       6/30     12/31                                        6/30      12/31
 INDUSTRY                              1998     1997   INDUSTRY                              1998       1997
----------------------------------------------------------------------------------------------------------------
 Banks/Savings & Loans                 3.4       4.7   Medical Devices/Supplies              5.1         5.6
----------------------------------------------------------------------------------------------------------------
 Basic Industry                        1.0       2.1   Other Financial                       5.7         5.1
----------------------------------------------------------------------------------------------------------------
 Biotech/Pharmaceuticals               2.6       0.6   Paper and Packaging                   1.3         6.9
----------------------------------------------------------------------------------------------------------------
 Business Services                     7.2       3.4   REITs/Property                        3.7         0.0
----------------------------------------------------------------------------------------------------------------
 Capital Spending                      9.6       9.9   Restaurants/Hotels                    7.1         8.1
----------------------------------------------------------------------------------------------------------------
 Consumer Cyclicals                    5.8       4.8   Retailing/Apparel                     7.2         3.5
----------------------------------------------------------------------------------------------------------------
 Consumer Services                     2.4       1.5   Tech - Computer & Equipment           3.1         2.7
----------------------------------------------------------------------------------------------------------------
 Consumer Staples                      3.4       5.1   Tech - Electronics                    7.3         7.2
----------------------------------------------------------------------------------------------------------------
 Energy                                4.4       8.6   Tech - Software/Telecommunications    4.2         3.7
----------------------------------------------------------------------------------------------------------------
 Healthcare Services                   4.6       1.6   Transportation Related                2.6         7.5
----------------------------------------------------------------------------------------------------------------
 Insurance                             2.3       3.4   Utilities                             3.4         1.5
----------------------------------------------------------------------------------------------------------------
                                                       Other assets less liabilities         2.6         2.5
----------------------------------------------------------------------------------------------------------------
                                                               TOTAL                               100.0%
----------------------------------------------------------------------------------------------------------------


LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP FUND

OUTLOOK AND STRATEGY
Just as we were a year ago, we're still concerned, still cautious. Factors such as extremely high valuations, the sustainability of productivity gains and profit growth, and ramifications from Asia's economic turmoil remain concerns. So we see no reason to alter the conservative strategy we've followed.

Now that we've painted the sky gray, let's add a ray of sunshine. A small-cap resurgence may be on the horizon. It's no secret that large-caps have outperformed small-caps for several years. As a result, small-cap valuations relative to large-caps are extraordinarily favorable. In fact, relative valuations are so low by historical standards that a small-cap rally seems - at last - a real possibility.

The table below illustrates this point. Based on research by Prudential Securities,<F1> it shows that nearly every measure of relative valuation is below its 1990 recession low - an especially difficult time for small-cap stocks.
-------------------------------------------------------------------------------
                RELATIVE VALUATIONS OF SMALL-CAPS TO LARGE-CAPS
-------------------------------------------------------------------------------
                     6/98     1983 PEAK   1990 TROUGH   AVERAGE
-------------------------------------------------------------------------------
  P/E Trailing         0.95      1.39        1.04         1.22
-------------------------------------------------------------------------------
  P/E Forecast         0.87      1.17        0.91         1.05
-------------------------------------------------------------------------------
  Price/Book           0.62      1.13        0.70         0.88
-------------------------------------------------------------------------------
  Price/Sales          0.75      1.10        0.65         0.87
-------------------------------------------------------------------------------
  P/E to Growth        0.62      1.00        0.67         0.79
-------------------------------------------------------------------------------

A valuation study by The Leuthold Group,<F2> highly regarded specialists in investment research, is similarly revealing. In breaking down the 3000 largest U.S. equities by decile, it shows that the 300 largest companies currently have a P/E of 22.5X vs. a P/E of 16.5X for the 300 smallest. This 25% discount, according to the study, is as wide as the gap has ever gotten. For those of us who like to "think small," that's big news. With a little luck, it will soon translate into headlines.

As always, we thank you for your confidence. We will do our best in the coming year to identify superior investments for you.

Sincerely,

/s/ Carlene Murphy Ziegler              /s/  Millie Adams Hurwitz
Carlene Murphy Ziegler                  Millie Adams Hurwitz
Portfolio Manager                       Portfolio Manager

<F1> Prudential Securities Incorporated, "Investor Weekly", June 10, 1998.
<F2> The Leuthold Group, "Perception for the Professional", June 1998.

                                                          LETTER TO SHAREHOLDERS
                                                          ARTISAN SMALL CAP FUND

ARTISAN
INTERNATIONAL FUND

Letter to Shareholders - August 20, 1998

THE FUND'S PERFORMANCE
Artisan International Fund gained 24.1% for its fiscal year ended June 30, 1998, outpacing its benchmarks, the Morgan Stanley EAFE Index and Lipper International Fund Index, which gained 6.1% and 9.0%, respectively. For the six months ended June 30, 1998, the Fund gained 30.4%, well ahead of its benchmarks. In the ten quarters since its inception, the Fund has gained 81.3%, versus gains of 25.1% and 42.5% for the EAFE and Lipper indexes. We are understandably delighted with this record of consistent outperformance.

                       COMPARATIVE QUARTERLY PERFORMANCE

-----------------------------
ARTISAN INTERNATIONAL FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year:             24.1%
Since Inception:      26.8%
-----------------------------

                  Artisan International       EAFE          Lipper International
                           Fund               Index              Fund Index
                        ----------         ----------            ----------

12/28/95                 $10,000.00          $10,000.00           $10,000.00
3/31/96                   10,910.00           10,288.95            10,467.28
6/30/96                   12,080.00           10,451.74            10,894.57
9/30/96                   12,220.00           10,438.63            10,902.89
12/31/96                  13,437.23           10,604.70            11,471.87
3/31/97                   14,153.48           10,438.60            11,756.05
6/30/97                   14,607.44           11,793.25            13,071.82
9/30/97                   14,839.46           11,710.22            13,322.30
12/31/97                  13,902.49           10,793.24            12,303.30
3/31/98                   16,714.22           12,380.92            14,128.57
6/30/98                   18,131.25           12,512.37            14,248.54


--------------------------------------------------------------------------------------------------------
QUARTERLY                    1996                                 1997                        1998
PERFORMANCE  -----------------------------------  ------------------------------------  ----------------
             3/31/96  6/30/96   9/30/96 12/31/96  3/31/97  6/30/97   9/30/97  12/31/97  3/31/98 6/30/98
--------------------------------------------------------------------------------------------------------
ARTISAN
INTERNATIONAL
FUND            9.1%    10.7%      1.2%    10.0%     5.3%     3.2%      1.6%     -6.3%    20.2%    8.5%
--------------------------------------------------------------------------------------------------------
EAFE
Index           2.9%     1.6%     -0.1%     1.6%    -1.6%    13.0%     -0.7%     -7.8%    14.7%    1.1%
 -------------------------------------------------------------------------------------------------------
Lipper
International
Fund Index      4.4%     4.1%      0.1%     5.2%     2.5%    11.2%      1.9%     -7.6%    14.8%    0.8%
--------------------------------------------------------------------------------------------------------



This graph compares the results of $10,000 invested in Artisan International Fund on December 28, 1995 (the date the Fund began operations), with Morgan Stanley's Europe, Australasia and Far East (EAFE) Index and Lipper International Fund Index. EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset value weighted return of the 30 largest international equity funds. All returns include net reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

OUR INVESTMENT APPROACH
As is our custom, we would like to review our investment approach before discussing details of the Fund's recent performance. Because there are a number of approaches to international investing, we believe investors should understand how a fund achieves its returns.

The Artisan International Fund invests in a broadly diversified portfolio of international growth stocks, concentrating on industries and countries that have accelerating growth prospects and companies that can capitalize on that growth. The Fund's style can be characterized as "top-down and bottom-up," meaning that country selection and stock selection are both fundamental to our process. However, country exposures are typically a residual of stock selection.

OUR APPROACH HAS FOUR BASIC ELEMENTS
COUNTRY AND INDUSTRY FOCUS. We first search for countries and industries that are providing a good environment for growth. This includes economies where development is accelerating, as well as those becoming more competitive or benefiting from economic stimulus. These countries and industries are where we focus our search for stocks. Although the Fund holds some stocks from emerging countries, these holdings are very modest - a minor aspect of our overall strategy. Importantly, we do not consider the index weighting of countries as part of our process. We will not, for example, maintain a large position in Japan simply because it represents a large portion of the EAFE Index. This approach differentiates the Fund from many of its peers.

BROAD THEMES. Management often identifies one or more broad themes that influence both its country allocation and stock selection.

STOCK SELECTION. Having identified countries, industries and themes that provide environments for growth, we look for companies best able to capitalize on this potential. Our portfolio management team travels widely, meeting with company managements and conducting fundamental research. We look for well-managed companies in good financial condition, with strong market shares and a reputation for competence and integrity. To be considered by us, stocks must sell at attractive prices relative to their local markets. We avoid stocks that are trading at unsustainable or unusually high valuations. Because of this focus on valuation analysis, our stock selection style has been characterized as "growth at a price." Our final country weightings are a residual of our stock selection - the number of good investments we find in a particular area determines our exposure to that area.

RISK REDUCTION. International markets can be volatile; so the management of risk is a major consideration in any decision. Broad diversification - across many regions, countries, industries and companies - is a fundamental aspect of risk management. Although diversification cannot eliminate risk, it can cushion the impact of a decline in one or more parts of the portfolio. As further elements of risk reduction, we monitor the size of individual positions, trading liquidity and exposure to individual countries and emerging markets.

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

As we've done before, we urge you to view this Fund as a long-term investment. Because foreign markets can be volatile, the Fund may experience wide performance swings on a short-term basis. While we manage the Fund to dampen this volatility, we cannot eliminate it. Accordingly, we suggest you use this Fund as part of a diversified portfolio, and only if you can accept the possibility of short-term loss.

TWELVE MONTH REVIEW
We are very pleased with the Fund's performance during the past twelve months. We believe the Fund's regional allocations - increasingly overweight in Europe and increasingly underweight in Asia/Pacific - contributed to its significant outperformance of the EAFE. As of July 1, 1997, Fund assets were 62.0% in Europe and 25.2% in Asia/Pacific. By June 30, 1998, these proportions had changed to 81.5% in Europe and 3.2% in Asia/Pacific.

As we have mentioned before, we believe that Europe's long-term investment potential is truly exceptional; a confluence of major trends - including deregulation and privatization, consolidation and restructuring, a nascent concern for shareholder value, an emerging equity culture, and the advent of a common currency - is creating unprecedented investment opportunities. Conversely, we intend to keep our distance from Asia until we see significant and consistent improvement in the region. So far, it still seems mired in the economic malaise and market turmoil that started last fall. Japan, in particular, must come to grips with its onerous structural problems before it can assume its role as the region's engine for resurgence.

-------------------------------------------------------------------------------
                           REGION/COUNTRY ALLOCATION
-------------------------------------------------------------------------------
 REGION/COUNTRY          WEIGHTING    REGION/COUNTRY               WEIGHTING
-------------------------------------------------------------------------------
  United Kingdom           14.6%      Japan                            1.6%
  Netherlands              10.9%      Hong Kong                        0.7%
  Italy                     9.3%      Singapore                        0.5%
  Germany                   8.1%      Thailand                         0.2%
  Switzerland               7.4%      Philippines                      0.1%
  France                    7.1%      Australia                        0.1%
  Sweden                    5.6%      Indonesia                    0.0%<F1>
                                                                   --------
  Denmark                   4.9%         ASIA/PACIFIC TRIAL            3.2%
  Finland                   3.9%
  Spain                     3.5%      Brazil                           4.0%
  Portugal                  2.3%      Mexico                           2.5%
                                                                      -----
  Austria                   1.7%         LATIN AMERICA TOTAL           6.5%
  Norway                    1.3%
  Poland                    0.7%      Canada                           4.0%
  Czech Republic            0.2%      Bermuda                          1.9%
                          ------                                      -----
     EUROPE TOTAL          81.5%         NORTH AMERICA TOTAL           5.9%
  -----------------------------------------------------------------------------
                                      OTHER ASSETS LESS LIABILITIES    2.9%
  -----------------------------------------------------------------------------
                                      TOTAL                          100.0%
  -----------------------------------------------------------------------------
<F1> Less than 0.1% of assets

LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

In concert with regional exposure, stock selection contributed to performance. On June 30, the 107 stocks in our portfolio represented investments in 26 different countries. To us, broad diversification by country and region is important. It enhances return opportunity and helps to protect the Fund from volatility in a particular market. Like other international managers, we prefer to stress some countries and limit or avoid exposure to others. But we don't make large, concentrated bets. For us, the more sensible strategy is the combination of broad diversification by country and a focus on astute stock picking.

-------------------------------------------------------------------------------
         TOP 5 GAINERS<F1>                        TOP 5 LOSERS<F1>
-------------------------------------------------------------------------------
  SECURITY                     %         SECURITY                         %
-------------------------------------------------------------------------------
  COLT Telecom Group PLC    309%         Wing Hang Bank                -68%
  Cap Gemini NV             128%         Peregrine Investment Holdings -63%
  Energis PLC                96%         Cia de Saneamento Basico      -52%
  Credito Italiano SPA       88%         Guangzhou Investment          -38%
  Credit Suisse Group        40%         Grupo Financiero Inbursa      -30%
-------------------------------------------------------------------------------

<F1> These are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

MetroNet Communications is another big gainer, and a holding that illustrates our selection process. This Canadian company provides voice and data telecom services to high-volume corporate and government users. Since the start of 1998, when Canada deregulated its highly lucrative $20 billion telecom market, MetroNet has become Bell Canada's largest competitor. Through its lean operation
- just 570 employees - and advanced technology, MetroNet offers service that's more sophisticated and more efficient at a much lower cost. Its custom-tailored networks - including bundled voice and data - service 222 office buildings in five major cities. The company has very little competition, and its recent acquisition of Rogers Communications enhanced its leadership position. It also accelerated - by two or three years - MetroNet's build-out plan for fiber-optic cable. Though it generates sales of over $700 million, MetroNet has yet to turn a profit. But we're confident that this well-managed company will continue its explosive growth and well reward its investors over time.

PORTFOLIO CHARACTERISTICS
As of June 30, 1998, total net assets in the Fund were $497.2 million. The median market cap of the Fund's holdings was $1.4 billion, and its weighted average market cap was $15.7 billion. The portfolio had a weighted average growth rate of 29% and, based on 1998 estimates, a weighted average price-to-earnings ratio of 21.2X. We believe this to be an excellent growth rate at a relatively modest P/E ratio and an indication of our attention to valuation. On June 30, we were 97.1% invested in equities, which we consider to be fully invested. We did not hedge currency exposure on portfolio holdings in the preceding twelve months.

Our industry holdings remain broadly diversified. One area of emphasis is the telecommunications sector. Deregulation and privatization - in Europe and elsewhere - are creating exceptional

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

------------------------------------------------------------------------
                          TOP TEN HOLDINGS
------------------------------------------------------------------------
  COMPANY NAME                     COUNTRY                       %
------------------------------------------------------------------------
  Colt Telecom Group PLC           United Kingdom                3.9
------------------------------------------------------------------------
  MetroNet Communications          Canada                        3.4
------------------------------------------------------------------------
  Union Bank of Switzerland        Switzerland                   3.0
------------------------------------------------------------------------
  Nokia Corporation                Finland                       2.2
------------------------------------------------------------------------
  Novartis AG                      Switzerland                   2.2
------------------------------------------------------------------------
  Cap Gemini NV                    Netherlands                   2.0
------------------------------------------------------------------------
  Energis PLC                      United Kingdom                2.0
------------------------------------------------------------------------
  Vest-Wood A/S                    Denmark                       1.9
------------------------------------------------------------------------
  Global Telesystems Group         Bermuda                       1.9
------------------------------------------------------------------------
  Credit Suisse Group              Switzerland                   1.8
------------------------------------------------------------------------
  TOTAL                                                          24.3%
------------------------------------------------------------------------



-------------------------------------------------------------------------------
                          INDUSTRY DIVERSIFICATION (%)
-------------------------------------------------------------------------------
                                6/30                                     6/30
  INDUSTRY                      1998    INDUSTRY                         1998
-------------------------------------------------------------------------------
  Automotive                    3.0     Mining/Metals                     0.8
-------------------------------------------------------------------------------
  Broadcast/Publishing          2.7     Money Center Banks               10.3
-------------------------------------------------------------------------------
  Business & Public Services    4.9     Multi-Industry                    3.1
-------------------------------------------------------------------------------
  Cable Television              0.9     Office Furnishings                1.1
-------------------------------------------------------------------------------
  Capital Spending              1.1     Retailing                         1.4
-------------------------------------------------------------------------------
  Cellular Telecommunications   3.4     Software                          4.0
-------------------------------------------------------------------------------
  Commercial Banks              12.5    Special Finance                   3.5
-------------------------------------------------------------------------------
  Computer Services             5.0     Technology                        0.3
-------------------------------------------------------------------------------
  Construction/Housing          2.5     Telecommunication Equipment       4.1
-------------------------------------------------------------------------------
  Consumer Cyclicals            2.0     Telecommunication Service        12.6
-------------------------------------------------------------------------------
  Consumer Staples/Service      1.4     Telephone and Integrated Services 2.7
-------------------------------------------------------------------------------
  Engineering                   3.7     Transportation/Distribution       1.6
-------------------------------------------------------------------------------
  Financial Services            0.9     Utilities                         0.8
-------------------------------------------------------------------------------
  Food/Restaurants              2.2
-------------------------------------------------------------------------------
  Health Care Services          4.6     Other assets less liabilities     2.9
-------------------------------------------------------------------------------
                                        TOTAL                 100.0%
-------------------------------------------------------------------------------

investment opportunities. We continue to favor Europe's financial services sectors, which we see being in the early stages of consolidation. And we also hold a number of firms that are meeting Europe's growing need for temporary employees. No single stock, even among our top ten holdings, represents more than 3.9% of assets; and we intend to continue diversifying broadly by country, sector and company.


LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

OUTLOOK AND STRATEGY
Looking ahead to the next twelve months, we expect to maintain our recent elements of strategy. We intend, for example, to maintain our significant commitment to Europe. As we mentioned earlier, the economic trends we see converging in this region point to truly compelling opportunities both now and for years to come.

The investment environment in Asia is a different story. We regard the region's political, economic and market conditions as simply too unstable to warrant more than our current token exposure. While we still regard the region's long-term potential as staggering, the region's dominant governments - Japan, India and China - must prove the wisdom of their policies and strength of their currencies.

We also have high long-term hopes for Latin America. For now, however, we are satisfied with our relatively modest commitments to Mexico and Brazil. Though both economies have shown internal improvement in recent years, they are nonetheless subject to both political uncertainty and dependence on exports to Asia for much of their growth.

Regardless of the countries or companies in which we invest, we fully intend to maintain our single focus: to find high-quality, well-managed growth companies and invest in their stocks at prices we consider to be attractive.

Thank you for your support of the Artisan International Fund. We will continue doing our very best to justify your confidence.

Sincerely,

/s/ Mark L. Yockey


Mark L. Yockey
Portfolio Manager


Effective July 1, 1997, the Fund began offering an institutional class of shares for institutional investors meeting certain minimum investment requirements. A report on the institutional class is available under separate cover.

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
MID CAP FUND

Letter to Shareholders - August 20, 1998


THE FUND'S PERFORMANCE
For its fiscal year ended June 30, 1998, Artisan Mid Cap Fund returned 46.1%. By comparison, the Fund's benchmark index, the S&P 400 Mid-Cap Index, rose 25.6%, and its peer group, represented by the Lipper Mid Cap Index, gained 22.0%.

We're delighted to note that for the year ended June 30, 1998, Artisan Mid Cap Fund ranked #4 for total return among the 284 mid-cap funds tracked by Lipper Analytical Services. Put another way, the Fund outperformed 98% of its peers during its first year of operation.

                       COMPARATIVE QUARTERLY PERFORMANCE

-----------------------------
ARTISAN MID CAP FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year:             46.1%
Since Inception:      45.5%
-----------------------------

                                                         Lipper
                  ARTISAN             S&P 400         MID CAP Fund
                MID CAP FUND           Index             Index
               -------------         ----------      -------------
6/27/97         $10,000.00          $10,000.00        $10,000.00
9/30/97         $12,550.00          $11,535.00        $11,455.00
12/31/97        $12,814.41          $11,595.00        $10,913.00
3/31/98         $14,713.64          $12,834.00        $12,294.00
6/30/98         $14,606.94          $12,524.00        $12,244.00


-------------------------------------------------------------
QUARTERLY                    1997                 1998
                      -------------------   -----------------
PERFORMANCE             9/30/97  12/31/97   3/31/98   6/30/98
-------------------------------------------------------------
ARTISAN MID CAP FUND     25.5%     2.1%      14.8%     -0.7%
-------------------------------------------------------------
S&P 400 Index            15.7%     0.5%      10.7%     -2.4%
-------------------------------------------------------------
Lipper Mid Cap Index     14.1%     -4.8%     12.7%     -0.4%
-------------------------------------------------------------

This graph compares the results of $10,000 invested in the Artisan Mid Cap Fund on June 27, 1997 (the date the Fund began operations) with the S&P 400 Index and the Lipper Mid Cap Fund Index. The S&P 400 Index is an unmanaged, market-weighted index of 400 mid-cap companies. The Lipper Mid Cap Fund Index reflects the net asset value weighted return of the 30 largest mid-cap mutual funds. All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Given the challenging environment for equities during the year, we believe these results reflect our particular focus and discipline: We invest in companies with "franchise characteristics," a potential catalyst for growth, and a stock price that represents a substantial discount to our assessment of intrinsic value.

OUR INVESTMENT APPROACH
Because we assume the stock market is inherently efficient, we employ a strategy that we believe can reveal compelling opportunities. Our strategy consists of three elements...

  - We concentrate on companies with franchise characteristics. An established franchise can bring a company a major competitive advantage and protect it from some of the effects of competition. Over time, this feature can lead to more stable cash flows and, ultimately, to higher valuations. Examples of "franchise characteristics" are proprietary technology, a leading brand, a dominant market share, or the position of low-cost producer.

  - A franchise company selling at a significant discount to its intrinsic value offers superior long-term investment potential. Thus, our assessment of "intrinsic value" - the price a knowledgeable or strategic buyer would pay to own a company's cash flows - is fundamental to our process. It guides our buying and selling decisions - we attempt to buy only at a large discount and sell when the price approaches intrinsic value - and helps to lower overall portfolio risk.

  - A company with franchise characteristics and an attractive valuation is often one experiencing a major change - new management, for instance, or a restructuring, new product cycle, acquisition or divestiture. Such a change can serve as a catalyst to improved performance, higher earnings and, often, powerful, long-term market response. We hope to identify as early as possible the potential for possible change, particularly if it overrides or runs counter to consensus opinion.

We believe the mid-cap universe - where market caps currently range from $600 million to $6 billion - provides the most fertile ground for identifying franchise companies trading at attractive prices. Large-cap franchise companies, which are heavily followed and sponsored, tend to be priced more efficiently. And small-cap companies typically do not yet possess meaningful franchise characteristics. By contrast, the mid-cap universe - less efficient than the large-cap and more mature than the small-cap - is populated by many established companies whose franchise characteristics are emerging or are poised to create powerful competitive advantages.

Artisan Mid Cap Fund is designed as a long-term core investment for a diversified portfolio. The Fund seeks to outperform its index, the S&P 400 Mid-Cap, over a full market cycle. To this end, it stays fully invested in U.S. mid-cap stocks.

                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

TWELVE MONTH REVIEW
The third quarter of 1997 was good for the Fund. We were in the right place at the right time. It was a season of robust earnings, and the market paid richly for them. Holdings like @HOME, J.D. Edwards and Equity Office Products contributed to the Fund's quarterly return of 25.5%.

Sensing the market's concern, however, we went on the road in September to assess the economic problems unfolding in Asia. Throughout the fall, we spoke with management in numerous companies - some were current holdings, others we were considering - and continued our fact-finding into the fourth quarter. Asia represented a major source of growth in the world economy, and we wanted to determine if this role would be diminished in the future. By the end of the first quarter, we'd concluded that Asia's problems were broader and deeper than generally assumed, and that major structural changes - including leadership and capital reallocation - were clearly necessary. Along the way, this thesis caused us to sell some of our commodity technology holdings, which we viewed as especially vulnerable...VLSI Technology, International Rectifier and Kent Electronics. Also, as oil prices fell in response to lower demand from Asia, we sold energy stocks such as Tidewater, Sonat and Oryx Energy.

Similarly, our point of view on Asia caused us to back away from certain companies we were watching. At the same time, market overreaction presented what we regarded as exceptional opportunities. In technology, for example, we were able to purchase Sanmina and Aspen Technology - both of which eventually contributed greatly to performance - as well as American Power Conversion, for which we still have great hopes.

Along with Asia, our investment decisions were also affected by several industry trends. One was the trend toward a digital world...the emergence of the internet and the merging of voice and data communications. We see the telecom industry at the beginning of a capital spending cycle, building the capacity and capability to deliver digital information and media. This led us to significant positions in cable companies - Century Communications and Rogers Communications; infrastructure plays - Sanmina and American Power Conversion; and a content provider for cable - Liberty Media.

Another trend where we found opportunity was outsourcing. Embraced by virtually every industry for functions ranging from manufacturing and training to research and information technology, outsourcing is now seen as a tool for competitive advantage. This concept led us to a number of outsourcing providers: Sanmina, which we mentioned earlier in manufacturing; Covance, in drug research; Fiserv, National Data and Sungard Data Systems in information technology.

The trend to consolidation also led us to exciting investments...Fiserv, Mail-Well, Quorum Health and Fortune Brands. Each company is focused on a specific niche market in its industry and is rapidly acquiring smaller players to gain advantages of scale. Behind the scenes, an interesting scenario is playing out. Many of the companies that have been acquired belonged to retiring entrepreneurs who chose as their exit strategy to sell to an industry consolidator. During the year, some stocks did very well; others were disappointing.

LETTER TO SHAREHOLDERS
ARTISAN MID CAP FUND

----------------------------------------------------------------------
          TOP 5 GAINERS<F1>                   TOP 5 LOSERS<F1>
----------------------------------------------------------------------
  SECURITY                   %        SECURITY                   %
----------------------------------------------------------------------
  @HOME                     119%      Cabletron Systems         -33%
  Century Communications     54%      International Rectifier   -29%
  Centennial Cellular        52%      Teradyne                  -24%
  Outdoor Systems            39%      Steel Dynamics            -23%
  Liberty Media - Class A    36%      Nabors Industries         -21%
----------------------------------------------------------------------

<F1> These are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

As an example of a successful stock that reflects our investment methodology, consider Outdoor Systems, listed above. Its franchise is clear-cut: not only is this company America's largest owner of billboards, it also dominates most of its local markets. As catalysts to growth, we see two significant factors: the continued acquisition and profitable integration of additional billboard properties; and the ability as a national player to offer both national contracts and attractive synergies with radio stations, thus pushing up rates for what has historically been a cheap medium. The company's valuation was compelling as well.

PORTFOLIO CHARACTERISTICS
We ended the year with 56 holdings spread across most major sectors of the economy. Our top ten holdings represented 29.4% of net assets. Our median market cap was $1.5 billion - still near the low end of our capitalization range.
Based on our 1998 estimates, the portfolio's median P/E of 14.9X was somewhat below its median growth rate of 16%. And our median price/intrinsic value was 81%.
               --------------------------------------------------
                                TOP TEN HOLDINGS
               --------------------------------------------------
               COMPANY NAME                                   %
               --------------------------------------------------
               Fortune Brands                                3.3
               --------------------------------------------------
               Apartment Investment and Management           3.2
               --------------------------------------------------
               Centennial Cellular                           3.2
               --------------------------------------------------
               American Power Conversion                     3.2
               --------------------------------------------------
               Mettler-Toledo International                  3.1
               --------------------------------------------------
               Century Communications                        2.9
               --------------------------------------------------
               Covance                                       2.9
               --------------------------------------------------
               Thermo Electron                               2.7
               --------------------------------------------------
               LNR Property                                  2.6
               --------------------------------------------------
               Dial Corp.                                    2.3
               --------------------------------------------------
               TOTAL                                        29.4%
               --------------------------------------------------


You may recall that we started 1998 with 65 holdings in the portfolio. The reason we ended with 56 reflects a decision to focus on companies in which we have the highest confidence. As earnings projections become more difficult, we prefer to invest only in companies whose earnings have strong underlying trends. This strategy of selectivity and consolidation does not lessen diversification or increase risk. Rather, it enables us to follow our current holdings even more closely, and to gain more intimate knowledge of investments we're considering.

                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

As you know, attention to valuation is fundamental to our strategy. So it's probably not surprising - given the market's passion for large-caps during the year - that our research led us to opportunities at the smaller end of our cap range. While we're pleased with these holdings, and confident in their quality, we realize that we may be early in recognizing their value.

----------------------------------------
       MARKET CAP DIVERSIFICATION
----------------------------------------
  MARKET CAP           FUND    S&P 400
(IN $ BILLIONS)        (%)       (%)
----------------------------------------
  0.0 to 0.5            4.8       0.5
----------------------------------------
  0.5 to 1.0           28.1       5.9
----------------------------------------
  1.0 to 2.0           23.3      17.3
----------------------------------------
  2.0 to 3.0           22.1      22.3
----------------------------------------
  3.0 to 4.0            4.6      17.0
----------------------------------------
  4.0 to 5.0            1.8      12.8
----------------------------------------
  5.0 to 6.0            4.8       6.0
----------------------------------------
  6.0 to 7.0            5.6       4.6
----------------------------------------
  7.0 to 8.0            0.0       3.9
----------------------------------------
    Over 8.0            4.9       9.7
----------------------------------------
       TOTAL          100.0%    100.0%
----------------------------------------

-------------------------------------------
       INDUSTRY DIVERSIFICATION (%)
-------------------------------------------
                                 WEIGHTING
-------------------------------------------
                                   6/30
 INDUSTRY                          1998
-------------------------------------------
 Business Services                  7.5
-------------------------------------------
 Communications                    16.0
-------------------------------------------
 Conglomerate                       6.0
-------------------------------------------
 Consumer Discretionary & Services  9.3
-------------------------------------------
 Consumer Staples                   5.3
-------------------------------------------
 Energy                             2.2
-------------------------------------------
 Financial Services                 4.7
-------------------------------------------
 Healthcare                         6.5
-------------------------------------------
 Materials & Processing            11.0
-------------------------------------------
 REITs/Property                    10.7
-------------------------------------------
 Technology                        15.0
-------------------------------------------
 Transportation Related             0.0
-------------------------------------------
 Utilities                          0.0
-------------------------------------------
 Other assets less liabilities      5.8
-------------------------------------------
 TOTAL                            100.0%
-------------------------------------------

As of June 30, the Fund remained broadly diversified by economic sector. We regard it as strategically sound to participate in virtually every major segment of the economy. Doing so helps to reduce investment risk and to emphasize the area where we add the most value...picking stocks.

Over the past twelve months, we lightened up on energy and financial service stocks, while increasing the percentage of assets in communications and technology.

In energy, we sold off Sonat, Tidewater, Noble Drilling, Oryx Energy and Ultramar Diamond Shamrock. We concluded that this sector's earnings cycle had turned negative, and was likely to remain so for awhile. Another decision was to eliminate all of our regional bank stocks in December and January. These were:
First Commerce of Little Rock, Pacific Century Financial, First American of Tennessee and First Security Corporation. These stocks reflected their industry's takeover fever, and our valuation work led us to conclude that their risk/reward tradeoff was no longer attractive.

                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

We continued riding the wave of the communications trend, adding cable companies, broadcasters and content providers, including Rogers Communications, Clearnet Communications, Century Broadcasting, Sinclair Broadcast Group, SFX Entertainment and Liberty Media. Asia's problems and cyclical trends combined to open some exceptional opportunities in technology. We enhanced our exposure to this sector by adding American Power Conversion, Teradyne, Seagate Technology and Berg Electronics.

LOOKING FORWARD
Given the rapidity of change in today's global landscape, we choose not to indulge in forecasting or subscribe to the prevailing consensus opinion. Rather, we prefer to build an investment process that enables us to accommodate change and to benefit from extreme swings in consensus opinion.

A year ago, for example, the consensus deemed that Asia's growth would continue in the high single digits and the region would continue its disproportionate contribution to world economic growth. Now, many of the region's countries have negative growth, decimated currencies and uncertain futures. This turmoil has had a major ripple effect. In the U.S. alone, many companies - industrial, energy and high-tech - have seen their earnings estimates reduced by 50% or more.

What's the consensus today? Globally, that Asia will go from bad to worse. Domestically, that our economy will slow, sending interest rates lower.

For our part, we're hedging our bet. Rather than building an investment strategy on "group think" or greater fool theories, we'll continue following what we regard as an all-weather investment process. To refine our thinking, we'll question every assumption; to lower risk while enhancing return potential, we'll diversify broadly; and to maintain our conviction in uncertain markets, we'll buy only those stocks we understand. In addition, we'll look for opportunities on the cusp of major change. Change, after all, continues in a given direction until a catalyzing event appears to redirect it. We'll look for the catalyst that can change a vicious cycle to a virtuous circle, and - thinking defensively
- vice versa. Moreover, because it's our obligation to keep your money at work, we'll pursue this strategy within the context of remaining fully invested.

Once again, thank you for your confidence. In the coming year, we'll do our best to earn superior returns on your investment.

Sincerely,

/s/ Andrew C. Stephens

Andrew C. Stephens
Portfolio Manager

                                                          LETTER TO SHAREHOLDERS
                                                            ARTISAN MID CAP FUND

ARTISAN
SMALL CAP VALUE FUND

Letter to Shareholders - August 20, 1998

THE FUND'S PERFORMANCE
Artisan Small Cap Value Fund began operations on September 29, 1997. For its fiscal year ended June 30, 1998, the Fund returned 13.7%, outpacing both its benchmark index, the Russell 2000 Value, which gained 6.7%, and its peer group, as represented by the Lipper Small Cap Index, which rose 0.7%. During this nine-month period, the Fund's gain also exceeds the 2.0% return of the Russell 2000 Index, which is representative of the broader small-cap market.

                       COMPARATIVE QUARTERLY PERFORMANCE
----------------------------
ARTISAN SMALL CAP VALUE FUND
TOTAL RETURN:
Since Inception:       13.7%
----------------------------

              ARTISAN           RUSSELL            LIPPER           RUSSELL
             SMALL CAP            2000           SMALL CAP            2000
             VALUE FUND       VALUE INDEX        FUND INDEX          INDEX
             ----------       -----------        ----------         -------
9/29/97       $10,000           $10,000           $10,000           $10,000
12/31/97      $10,310           $10,220           $ 9,461           $ 9,722
3/31/98       $11,220           $11,073           $10,475           $10,700
6/30/98       $11,370           $10,673           $10,071           $10,201


-------------------------------------------------------------
QUARTERLY                          1997           1998
                                 ---------  -----------------
PERFORMANCE                      12/31/97   3/31/98   6/30/98
-------------------------------------------------------------
ARTISAN SMALL CAP VALUE FUND       3.2%      8.8%      1.3%
-------------------------------------------------------------
Russell 2000 Value Index           1.7%      8.4%      -3.6%
-------------------------------------------------------------
Russell 2000 Index                 -3.3%     10.1%     -4.7%
-------------------------------------------------------------
Lipper Small Cap Fund Index        -5.8%     10.7%     -3.9%
-------------------------------------------------------------

This graph compares the results of $10,000 invested in the Artisan Small Cap Value Fund on September 29, 1997 (the date the Fund began operations) with the Russell 2000 Index, the Russell 2000 Value Index and the Lipper Small Cap Fund Index. The Russell 2000 Index is an unmanaged index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. The Russell 2000 Value Index is an unmanaged index of small companies that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small Cap Fund Index reflects the net asset value weighted return of the 30 largest small-cap mutual funds. All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

We find these results especially satisfying, considering the challenging environment in which the Fund was launched. Last September, equity valuations were extremely high, and investors were showing an unequivocal preference for growth stocks, particularly large-cap growth. And we'd barely left port when Asia's economies and markets went into a tailspin. We believe our returns reflect our focus on value and downside protection, our broad diversification and our relatively limited exposure to industries affected by fallout from Asia.

OUR INVESTMENT APPROACH
Artisan Small Cap Value Fund invests in small companies that it considers undervalued, concentrating on companies in solid financial condition with favorable economics. The Fund's investment style can be characterized as "bottom-up," meaning its focus in stock selection is on individual companies, rather than on trends in the economy or securities markets. Overall, there are two concepts that frame our decision-making:

  - WE PURCHASE A STOCK ONLY AT WHAT WE CONSIDER A BARGAIN PRICE...a price that, because of market forces, differs significantly from what we determine is the true value of the business. We find deeply discounted companies in several categories, and many of our investments have elements of each.

       - Turnarounds, both industry and company-specific. Poor results lead to disappointment, uncertainty and fear, which can lead to mis-priced securities and opportunity for patient investors.

       - Undiscovered or unsponsored stocks. Even in today's market, we are able to find over-looked bargains where nothing is going wrong.

       - Companies with hidden assets. Undervalued real estate, fully depreciated assets and unrecognized business lines are examples.

       - Companies in the process of major change. Stock prices for such companies often inaccurately reflect their new and improved situation until it shows up in their results. Early investments on conservative assumptions can produce excellent results.

  - WE DO NOT BELIEVE THAT BARGAIN PURCHASES BY THEMSELVES CREATE A SUFFICIENT MARGIN OF SAFETY, so we look for two other attributes to provide an extra cushion:

       - Financial strength. We emphasize unleveraged companies - those with little or no debt - that are cash flow neutral or positive.

       - Favorable economics. By this we mean generating acceptable returns on capital and producing free cash over the business cycle. Companies and industries with these characteristics are less likely to experience eroding values over the long-term.

This discipline often leads us to companies with little, if any, analyst coverage. Thus, we conduct our own research on companies' fundamentals.

                                                          LETTER TO SHAREHOLDERS
                                                    ARTISAN SMALL CAP VALUE FUND

Finally, we are patient. It's important to us to have a sense of why shares are undervalued, and what it would take to cause a revaluation. But we don't believe the revaluation process must be in motion before we invest. We believe it's sufficient to buy financially strong businesses with good economics at a discount to underlying value. A portfolio of stocks like this is set up for good things to happen.

Despite our inherently cautious approach to investing in small-cap stocks, the Fund may experience significant short-term fluctuation. We thus urge you to consider this Fund only as a long-term holding, and to use it as part of a diversified portfolio.

NINE-MONTH REVIEW (SINCE INCEPTION)
As the Fund began operations in late September 1997, stock prices were at all-time highs and valuation levels were, in our view, extremely aggressive. Nonetheless, we were able to assemble a portfolio that we believed held the potential for worthwhile gain without undue risk of capital loss. It wasn't easy. The market was pretty well picked over. There were no cheap sectors, no cyclically out-of-favor opportunities, and earnings driven stocks were simply too rich for our blood.

So, in the beginning, we concentrated on potential turnarounds and companies with undervalued assets. Our purchases included Dart Group, Smith Investment Company, Greif Brothers and American Pacific. These investments held up well - and in fact made us some money - during 1998's first quarter, a treacherous period marked by fears related to Asia's deepening woes. In December, we took advantage of the beaten down energy sector to add Patina Oil & Gas, Snyder Oil and Atwood Oceanics. Also capitalizing on weakness in technology, we added Silicon Valley Group.

In view of earnings disappointments, and the further challenge to earnings presented by fallout from Asia, we couldn't understand January's surge in stock prices following December's steep decline. We were watching additional stocks in the decimated energy and technology sectors. But the swiftness and strength of January's rally swept those bargains away; the stocks that had fallen the farthest rallied the strongest.

The second quarter of 1998 was a different story. As the quarter evolved, it became clear that Asia's problems were far from over, and that they were having undeniable effects on our own economy. The technology and energy sectors weakened, and we started moving into some emerging bargains. New names included Schnitzer Steel, Terra Industries, FSI International and Inco Ltd. We do not expect these investments to reward us quickly. Although we consider them bargains, they have little visibility of earnings and may take several years to reach our price objectives. In any case, the second quarter was a good one for us. We squeezed out a small gain in the face of another swoon in the small-cap market, as concern over earnings took its toll. All in all, some of our stocks did very well, while others were disappointing.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP VALUE FUND

---------------------------------------------------------------------------
           TOP 5 GAINERS<F1>                       TOP 5 LOSERS<F1>
---------------------------------------------------------------------------
  SECURITY                       %       SECURITY                       %
---------------------------------------------------------------------------
  Mueller Industries             65%     Inco Ltd. Class VBN           -41%
  Stewart Information Services   55%     Intelligent Systems Corp.     -38%
  Superior National Insurance    54%     Asset Investors Corporation   -19%
  Devon Group                    48%     Dexter Corporation            -18%
  R.G. Barry Corporation         27%     Hilb, Rogal & Hamilton        -11%
---------------------------------------------------------------------------

<F1> These are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

Sometimes you never know how quickly a stock will appreciate, or why. For example, take Stewart Information Services, a title insurance company whose stock we purchased in February at an average cost of about $31. Because Stewart's reserves were very high relative to its payouts, we calculated that its economic value greatly exceeded its book value. In addition, the title insurance industry was starting to consolidate. In May, Stewart reported huge earnings gains for the previous quarter. So did its industry in general. Suddenly, Wall Street took notice of the value we had seen and drove up the stocks of many title insurers, including Stewart. In May, Stewart reached the low end of our price objective, and we started selling our position. We continued selling through mid-June, with an average selling price of about $48.

Among our winners during the year were a number of holdings that became takeovers. These were: Showboat, White River Corporation, Devon Group, Dart Group and Fluke. Seeking takeover candidates is not part of our strategy. But strategic buyers - the people behind take-overs - often look for the same characteristics in a company that we do, and try to buy the company when its stock is at a deep discount relative to the intrinsic value of the business. Put another way, we think like strategic buyers when we invest.

               --------------------------------------------------
                                TOP TEN HOLDINGS
               --------------------------------------------------
               COMPANY NAME                                   %
               --------------------------------------------------
               Hilb, Rogal & Hamilton Co.                    2.6
               --------------------------------------------------
               R.G. Barry Corporation                        2.5
               --------------------------------------------------
               Superior National Insurance Group             2.5
               --------------------------------------------------
               M&F Worldwide Corporation                     2.3
               --------------------------------------------------
               Gleason Corporation                           2.2
               --------------------------------------------------
               Host Marriott Services, Inc.                  2.2
               --------------------------------------------------
               Esco Electronics, Corporation                 2.1
               --------------------------------------------------
               CFC International, Inc.                       2.1
               --------------------------------------------------
               Smith Investment Company                      1.9
               --------------------------------------------------
               Jostens, Inc.                                 1.9
               --------------------------------------------------
               TOTAL                                        22.3%
               --------------------------------------------------

                                                LETTER TO SHAREHOLDERS
                                                ARTISAN SMALL CAP VALUE FUND

We also sold other positions that reached our price objectives. The major sales included Citizens National, Snyder Oil, Oglebay-Norton, Chart Industries and Cleveland Cliffs.

As a matter of policy, the Fund makes only a modest commitment to any individual holding and - as shown in the table below - invests its assets broadly across the nation's economy. These aspects of diversification help reduce the Fund's overall risk, while increasing the importance of stock-picking, where we add the most value to the process.

The relative industry weightings below reflect our general sense of caution toward the market. We are weighted toward basic industry, insurance and capital spending, with little or no exposure to banks, biotech and other industries that we regard as overvalued or believe will experience continued volatility.

--------------------------------------------------------------------------------
                          INDUSTRY DIVERSIFICATION (%)
--------------------------------------------------------------------------------
                          WEIGHTING                                  WEIGHTING
--------------------------------------------------------------------------------
                         6/30  12/31                                6/30  12/31
 INDUSTRY                1998  1997    INDUSTRY                     1998  1997
--------------------------------------------------------------------------------
 Banks/Savings & Loans    0.0   0.0    Healthcare Services           0.0   0.0
--------------------------------------------------------------------------------
 Basic Industry          19.0  18.1    Insurance                    13.3  16.1
--------------------------------------------------------------------------------
 Biotech/Pharmaceutical   0.0   0.0    Medical Devices/Supplies      1.2   0.0
--------------------------------------------------------------------------------
 Business Services        8.1  13.2    Other Financial               3.7  10.9
--------------------------------------------------------------------------------
 Capital Spending        14.1   9.9    Paper and Packaging           1.6   1.4
--------------------------------------------------------------------------------
 Computer Related         2.2   1.6    REITs/Property                5.5   0.0
--------------------------------------------------------------------------------
 Consumer Cyclicals       1.6   0.0    Restaurants/Hotels            4.8   5.6
--------------------------------------------------------------------------------
 Consumer Services        2.9   3.6    Retailing/Apparel             2.5   2.4
--------------------------------------------------------------------------------
 Consumer Staples         6.8   4.8    Software/Telecommunications   0.6   1.9
--------------------------------------------------------------------------------
 Electronics              0.0   0.0    Transportation Related        1.0   2.2
--------------------------------------------------------------------------------
 Energy                   3.4   1.9    Utilities                     0.0   0.0
--------------------------------------------------------------------------------
                                       Other assets less liabilities 7.7   6.4
--------------------------------------------------------------------------------
                                                         TOTAL          100.0%
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS
On June 30, 1998, the Fund's net assets were $47.2 million. The portfolio held 73 stocks spread across 17 economic sectors, and its top ten holdings represented about 22% of assets. The median market cap was $185 million. And based on our 1998 estimates, our median P/E was 14.8X and our price-to-book value was 1.3X. Yet despite these compelling valuation characteristics, our stocks are largely under-researched and undiscovered-typically followed by only two analysts.

LETTER TO SHAREHOLDERS
ARTISAN SMALL CAP VALUE FUND

OUTLOOK AND STRATEGY
In the coming year, the investment environment may well prove to be less friendly, as the earnings question moves to front and center. After all, stocks are valued as though high levels of profitability are sustainable forever. And then there's Asia. Its diminished currencies and depressed economies raise the prospects of fewer exports for some U.S. companies and more price competition for others. Reported earnings, earnings expectations and stock prices for companies in the path of these forces have fallen dramatically.

In this environment, we see continuing opportunity, and we believe our conservative approach to valuation will serve us well. We will persist in our search for stocks suffering from neglect, misunderstanding or impatience, and for companies that can fuel their growth through internal dynamics, as opposed to reliance on the growth of the overall economy. If our earnings concerns prove to be ill-founded, our bargain purchases might emerge from their obscurity more quickly and be accorded higher valuations by the marketplace.

Once again, thank you for your investment in Artisan Small Cap Value Fund. We'll do our best to reward your confidence in us.

Sincerely,


/s/ Scott C. Satterwhite

Scott C. Satterwhite
Portfolio Manager

                                                          LETTER TO SHAREHOLDERS
                                                    ARTISAN SMALL CAP VALUE FUND

ARTISAN
SMALL CAP FUND

Schedule of Investments - June 30, 1998


                                                          Shares        Market
                                                           Held         Value
COMMON STOCKS - 97.4%                                   -----------   ----------

BANKS/SAVINGS & LOANS - 3.4%
     Bay View Capital Corporation -
       San Francisco, CA based community bank              138,300   $ 4,391,025
<F1> Columbia Banking System, Inc. -
       Tacoma, WA based community bank                      22,707       451,302
<F1> Silicon Valley Bancshares -
       bank holding company serving
       the high-technology industry                        153,000     5,445,844
                                                                     -----------
                                                                      10,288,171
BASIC INDUSTRY - 1.0%
<F1> Southern Energy Homes, Inc. - manufactured homes      325,450     3,193,478

BIOTECHNOLOGY/
PHARMACEUTICALS - 2.6%
<F1> NCS HealthCare, Inc. -
       institutional pharmaceutical services                99,700     2,841,450
<F1> Techne Corporation -
       specialty manufacturer of biological products       269,300     5,133,531
                                                                     -----------
                                                                       7,974,981
BUSINESS SERVICES - 7.2%
<F1> Borg-Warner Security Corporation - physical and
       electronic security services                        340,200     7,697,025
<F1> Carey International, Inc. -
       chauffeured vehicle services                        133,900     3,749,200
<F1> Data Processing Resources Corporation -
       technology staffing services                        134,300     4,171,694
<F1> Intelligroup, Inc. - software
       implementation services                             317,700     5,639,175
<F1> THINK New Ideas, Inc. - interactive
       marketing services                                   21,100       551,238
                                                                     -----------
                                                                      21,808,332
CAPITAL SPENDING - 9.6%
<F1> CTB International Corporation -
       agricultural equipment manufacturer                 168,300     2,282,569
<F1> Cuno, Inc. - filtration products                      148,700     3,215,638
<F1> DeCrane Aircraft Holdings, Inc. -
       avionics components                                 212,300     3,688,712
<F1> Holophane Corporation - highly-engineered
       lighting fixtures                                   120,550     3,074,025
<F1> Park-Ohio Holdings Corporation - industrial
       products distribution                               389,500     7,205,750
<F1> Tokheim Corporation - petroleum dispensing systems    299,100     6,131,550
<F1> TriStar Aerospace Company -
       aerospace parts distributor                         236,600     3,667,300
                                                                     -----------
                                                                      29,265,544

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
CONSUMER CYCLICALS - 5.8%
     Crown Crafts, Inc. - bedding and home accessories     229,900   $ 3,534,712
     Culp, Inc. - fabrics for home furnishings             146,600     1,896,638
     Interface, Inc. - carpets and fabrics for
       commercial interiors                                214,300     4,326,181
<F1> International Comfort Products Corporation -
       heating and air conditioning systems                302,800     3,671,450
<F1> Pameco Corporation - heating and
       air conditioning distributor                        207,300     4,146,000
                                                                     -----------
                                                                      17,574,981
CONSUMER SERVICES - 2.4%
<F1> ITI Technologies, Inc. - wireless home
       security systems                                    254,200     7,197,037

CONSUMER STAPLES - 3.4%
     K2, Inc. - recreational and industrial products       196,400     3,461,550
     Northland Cranberries, Inc. - cranberry grower and
       juice producer                                      290,900     4,490,769
     Worthington Foods, Inc. - meat alternative products   108,800     2,278,000
                                                                     -----------
                                                                      10,230,319
ENERGY - 4.4%
<F1> Callon Petroleum Company - oil and gas exploration    175,000     2,504,688
<F1> Houston Exploration Company - oil and gas exploration 192,600     4,417,762
<F1> Tom Brown, Inc. - oil and gas exploration             199,600     3,754,975
<F1> UTI Energy Corporation - drilling rig operator        214,700     2,764,263
                                                                     -----------
                                                                      13,441,688
HEALTHCARE SERVICES - 4.6%
<F1> Alternative Living Services, Inc. -
       assisted living facilities                          199,200     5,378,400
<F1> Healthcare Recoveries, Inc. - outsourced medical
       expense collection                                  252,100     4,978,975
<F1> Sunrise Assisted Living, Inc. -
       assisted living facilities                          108,200     3,719,375
                                                                     -----------
                                                                      14,076,750
INSURANCE - 2.3%
<F1> Penn Treaty American Corporation -
       long-term care insurance                            222,600     7,011,900

MEDICAL DEVICES/SUPPLIES - 5.1%
<F1> ATL Ultrasound, Inc. - diagnostic medical
       ultrasound systems                                  144,900     6,611,062
<F1> Maxxim Medical, Inc. - disposable medical products
       and procedure trays                                 166,300     4,822,700
<F1> Prime Medical Services, Inc. - provider of
       lithotripsy services                                437,300     4,099,687
                                                                     -----------
                                                                      15,533,449
OTHER FINANCIAL - 5.7%
<F1> CB Richard Ellis Services, Inc. -
       commercial real estate services                     128,900     4,310,094
<F1> Franchise Mortgage Acceptance Company -
       specialty finance for franchisees                   234,500     6,111,656
<F1> HealthCare Financial Partners, Inc. -
       specialty finance for healthcare providers          115,100     7,057,069
                                                                     -----------
                                                                      17,478,819
PAPER AND PACKAGING - 1.3%
     AptarGroup, Inc. - pumps, valves and
       closures for consumer packaging                      61,500     3,824,531

                                                         SCHEDULE OF INVESTMENTS
                                                          ARTISAN SMALL CAP FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
REAL ESTATE
INVESTMENT TRUSTS/PROPERTY - 3.7%
     Fortress Investment Corporation, 144A -
       specialty real estate investments                   162,100   $ 3,242,000
     Great Lakes REIT, Inc. - Midwest-based office
       property investments                                171,800     2,995,763
     HealthCare Financial Partners REIT, 144A -
       healthcare related real estate investments           50,100     5,010,000
                                                                     -----------
                                                                      11,247,763
RESTAURANTS/HOTELS - 7.1%
<F1> CEC Entertainment, Inc. - Chuck E. Cheese restaurants 177,900     7,171,594
<F1> Hospitality Worldwide Services, Inc. -
       hotel renovation and maintenance services           372,000     3,348,000
     Morrison Health Care, Inc. - food service to
       healthcare institutions                             162,900     3,095,100
<F1> Rio Hotel & Casino, Inc. - Las Vegas, NV based
       gaming resort owner and operator                    267,500     5,049,062
<F1> Vistana, Inc. - timeshare resort operator             166,300     3,055,763
                                                                     -----------
                                                                      21,719,519
RETAILING/APPAREL - 7.2%
<F1> The Dress Barn, Inc. - women's clothing retailer      241,700     6,012,287
<F1> Hastings Entertainment, Inc. - multimedia
       retail stores                                       134,600     1,480,600
     OshKosh B'Gosh, Inc. - children's
       clothing manufacturer                               155,200     6,906,400
<F1> Tractor Supply Company - farm supplies retailer       119,500     2,972,563
<F1> Trans World Entertainment Corporation -
       recorded music retailer                             107,500     4,635,937
                                                                     -----------
                                                                      22,007,787
TECHNOLOGY -
COMPUTER & EQUIPMENT - 3.1%
<F1> ATMI, Inc. - materials for
       semiconductor manufacturing                         143,300     2,149,500
<F1> Photronics, Inc. - photomasks for
       semiconductor manufacturing                          91,100     2,009,894
<F1> PRI Automation, Inc. - semiconductor
       automation systems                                   76,500     1,305,281
<F1> Telxon Corporation - wireless information systems     121,000     3,917,375
                                                                     -----------
                                                                       9,382,050
TECHNOLOGY - ELECTRONICS - 7.3%
<F1> Aavid Thermal Technologies, Inc. - electronic heat
       management products                                 147,600     4,317,300
     General Cable Corporation - electrical wire and
       cable products                                      233,150     6,732,206
<F1> Littelfuse, Inc. - circuit protection devices         183,100     4,623,275
<F1> PCD, Inc. - electronic connectors                     206,200     3,531,175
<F1> Sipex Corporation - analog circuits and
       electroluminescence devices                         140,500     3,020,750
                                                                     -----------
                                                                      22,224,706
TECHNOLOGY -
SOFTWARE/TELECOMMUNICATIONS - 4.2%
<F1> Glenayre Technologies, Inc. -
       paging infrastructure equipment                     245,600     2,640,200
<F1> Micros Systems, Inc. - point-of-sales systems
       for hospitality providers                           124,800     4,130,100
<F1> SPSS, Inc. - statistical software                     255,300     5,935,725
                                                                     -----------
                                                                      12,706,025
TRANSPORTATION RELATED - 2.6%
<F1> Aftermarket Technology Corporation -
       after-market auto body parts                        211,300     3,961,875
<F1> US Xpress Enterprises, Inc. - time-definite
       truckload services                                  235,700     3,947,975
                                                                     -----------
                                                                       7,909,850

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
UTILITIES - 3.4%
<F1> General Communication, Inc. -
       Alaskan telecommunications provider                 474,200   $ 2,874,838
<F1> MGC Communications, Inc. - competitive local
       exchange carrier                                    111,100     1,694,275
<F1> US LEC Corporation - competitive local
       exchange carrier                                     96,000     2,004,000
     WICOR, Inc. - gas utility and pump manufacturer       157,300     3,637,562
                                                                     -----------
                                                                      10,210,675

     TOTAL COMMON STOCKS (Cost $261,420,587)                        $296,308,355



                                                           Par          Market
                                                          Amount        Value
                                                       -----------   -----------
SHORT TERM INVESTMENTS - 5.3%
     Repurchase agreement with State Street Bank and
       Trust Company, 5.0%, dated 6/30/98, due
       7/1/98, maturity value $15,974,218,
       collateralized by $16,294,774 market value
       U.S. Treasury Note, 6.625%, due 7/31/01
       (Cost $15,972,000)                             $ 15,972,000   $15,972,000
                                                                     -----------

     TOTAL INVESTMENTS - 102.7% (Cost $277,392,587)                  312,280,355

     OTHER ASSETS LESS LIABILITIES - (2.7)%                          (8,138,194)
                                                                     -----------

     TOTAL NET ASSETS - 100.0% (<F2>)                               $304,142,161
                                                                     ===========

<F1> Non-income producing securities
<F2> Percentages for the various classifications relate to total net assets


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                         SCHEDULE OF INVESTMENTS
                                                          ARTISAN SMALL CAP FUND

ARTISAN
INTERNATIONAL FUND

Schedule of Investments - June 30, 1998

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
COMMON AND PREFERRED STOCKS - 97.1%

AUSTRIA - 1.7%
     Erste Bank Der Oesterreichischen Sparkassen AG -
       commercial bank                                      70,000   $ 4,248,276
<F1> Scala Business Solutions -
       resource planning software                          218,520     3,272,418
<F1> Scala Business Solutions Warrants (3/31/1999) -
       resource planning software                           91,050       424,201
<F1> Scala Business Solutions Warrants (3/31/2001) -
       resource planning software                           91,050       379,988
                                                                     -----------
                                                                       8,324,883
AUSTRALIA - 0.1%
<F1> AMP Limited - life and health insurance                50,000       586,608

BERMUDA - 1.9%
<F1> Global Telesystems Group, Inc. <F3> -
       telephone and integrated services                   195,000     9,506,250

BRAZIL - 4.0%
     Cia de Saneamento Basico de Estado
       de Sao Paulo - water and sewage utility          19,590,000     2,354,425
     Cia Riograndense Telecom - Preferred -
       telecommunications                                7,931,300     8,647,589
<F1> Embraer-Empresa Brasileira de Aeronautica SA -
       Preferred - aerospace and defense               110,100,000     1,951,537
     Fertilizantes Fosfatados SA - Preferred -
       phosphatic mining and fertilizer              1,010,600,000     3,801,055
     Telecomunicacoes Brasileiras SA (ADR) -
       telecommunications                                   30,000     3,275,625
                                                                     -----------
                                                                      20,030,231
CANADA - 4.0%
<F1> The T. Eaton Company Ltd. - retail                    100,000     1,019,333
<F1> MetroNet Communications Corporation -
       Class B <F3> - telecommunications                   590,300    16,675,975
     Northern Telecom Ltd. <F3> -
       telecommunication equipment                          40,000     2,270,000
                                                                     -----------
                                                                      19,965,308
CZECH REPUBLIC - 0.2%
<F1> Ceske Radiokomunikace, 144a (GDR) -
       telecommunication services                           52,600     1,126,955

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
DENMARK - 4.9%
     EDB Gruppen A/S - Class B - computer services         143,000   $ 6,607,414
     NESA A/S - electrical utility                           8,438     1,535,410
<F1> Olicom <F3> - computer network equipment               20,000       537,500
     Sydbank A/S - commercial bank                         108,300     6,038,125
     Vest-Wood A/S - furniture manufacturer                 98,500     9,606,958
                                                                     -----------
                                                                      24,325,407
FINLAND - 3.9%
     Helsingin Puhelin Oyj - telecommunication services 42,500 1,977,267 Nokia Corporation (ADR) -
       telecommunications equipment                        150,000    10,884,375
     Orion-Yhtyma Oy - Class B - pharmaceuticals            65,000     2,004,178
     TT Tieto Oy - computer data services                   56,700     4,313,754
                                                                     -----------
                                                                      19,179,574
FRANCE - 7.1%
     Banque Nationale de Paris - money center bank          80,807     6,602,818
     Credit Commercial de France - commercial bank         100,000     8,419,207
<F1> ILOG SA (ADR) - computer software                      50,000       756,250
<F1> Omnicom SA - telecommunication services                14,000     1,634,881
     Societe Generale - money center bank                   30,000     6,237,491
     Strafor-Facom SA - office furnishings                  10,000       977,554
     Suez-Lyonnaise des Eaux - building and construction    33,000     5,431,133
     Thomson CSF - electronics manufacturer                 90,000     3,423,921
     Unilog SA - computer services                           5,000     1,754,140
                                                                     -----------
                                                                      35,237,395
GERMANY - 8.1%
     Altana AG - pharmaceuticals                            45,000     3,437,162
     Bayerische Hypotheken-und Wechsel-Bank AG -
       commercial bank                                     120,000     7,612,077
     Deutsche Bank AG - commercial banking                 100,000     8,461,560
     Dresdner Bank AG - money center bank                   65,000     3,514,098
     ESG RE Ltd. <F3> - life/health insurance              110,000     2,378,750
     KSB AG-Vorzug - Preferred - machinery and
       pump manufacturer                                    22,450     5,601,763
     Mannesmann AG - machinery/general industry             53,000     5,451,496
<F1> Marseille-Kliniken AG - healthcare services           190,567     2,757,935
     Marschollek, Lautenschlaeger und Partner AG -
       Preferred - financial services                        2,200     1,073,498
<F1> Wuensche AG - retail                                    1,500       137,154
                                                                     -----------
                                                                      40,425,493
HONG KONG - 0.7%
     China Foods Holdings Ltd. - food processing         3,590,000       949,858
     Wing Hang Bank Ltd. - commercial bank               1,821,000     2,432,544
                                                                     -----------
                                                                       3,382,402
INDONESIA - 0.0%
     Sona Topas Tourism - duty free retailing            2,030,000        20,785


                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
ITALY - 9.3%
<F1> Banca di Roma - money center bank                   4,375,000   $ 8,847,263
     Credito Italiano SPA - commercial bank              1,250,000     6,546,363
     IFI Istituto Finanziario - Preferred -
       financial holding company                           260,000     5,436,330
     Istituto Bancario San Paolo di Torino -
       commercial bank                                     315,000     4,547,488
<F1> Olivetti SPA - office furnishings                   3,100,000     4,614,887
<F1> Seat Saving Shares SPA -
       publishing/advertising company                    2,000,000       945,547
<F1> Seat SPA - publishing/advertising company           6,900,000     4,660,194
     Tecnost SPA - computer/integrated systems             400,000     1,193,190
     Telecom Italia Savings Shares SPA -
       cellular phone services                             400,000     1,937,245
     Telecom Italia SPA - cellular phone services        1,050,000     7,732,799
                                                                     -----------
                                                                      46,461,306
JAPAN - 1.6%
     Toyota Motor Corporation - automobile manufacturer    300,000     7,789,108

MEXICO - 2.5%
<F1> Empresas (ICA) Sociadad Controladora S.A.
       de C.V. (ADR) - commercial construction             234,300     2,211,206
     Grupo Financiero Inbursa S.A. de C.V. - Class B -
       brokerage, insurance and financial services       1,826,489     4,675,226
<F1> Seguros Comercial America - Class B - insurance       877,500     3,027,378
     Sigma BCP - Class B - food producer                 1,149,077     2,621,566
                                                                     -----------
                                                                      12,535,376
NETHERLANDS - 10.9%
     Amsterdam Option Traders NV - financial services       33,000     3,358,849
     Athlon Groep NV - automobile leasing                   41,475     7,037,131
<F1> Bennf - Benckiser - Class B - home cleaning products  110,000     6,769,647
     Brunel International NV - temporary
       employment services                                 160,784     6,683,679
     Cap Gemini NV - computer software                     120,000     9,917,599
     Content Beheer NV - temporary employment services     105,000     3,589,964
     KLM Royal Dutch Air Lines NV - airline                196,234     7,973,892
     Unique International NV - temporary
       employment services                                 253,571     8,607,255
                                                                     -----------
                                                                      53,938,016
NORWAY - 1.3%
<F1> Computer Advances Group ASA - hardware and software   150,000       782,830
     EDB-Elektronisk Databehandling ASA -
       computer services                                   160,000       615,826
     Radio P4 - radio stations                           1,139,600     5,203,993
                                                                     -----------
                                                                       6,602,649
PHILIPPINES - 0.1%
<F1> Bankard, Inc. - credit card provider               19,419,000       679,898

POLAND - 0.7%
     Elektrim Spolka Akcyjna SA - electrical products      300,000     3,656,438

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
PORTUGAL - 2.3%
     Portugal Telecom SA - telephone and
       integrated services                                  75,600   $ 4,009,339
     Telecel-Comunicacaoes Pessoais SA, 144A -
       cellular phone service                               40,660     7,224,528
                                                                     -----------
                                                                      11,233,867
SINGAPORE - 0.5%
     Development Bank of Singapore Ltd. -
       money center bank                                   400,000     2,219,585

SPAIN - 3.5%
     Argentaria SA - commercial bank                       388,000     8,703,749
     Banco Central Hispanoamericano SA - commercial bank   100,000     3,143,137
<F1> Baron de Ley SA - winery                               26,500       879,589
     Grupo Acciona SA - building and construction           20,500     4,876,687
                                                                     -----------
                                                                      17,603,162
SWEDEN - 5.6%
     Celsius AB - Class B - aerospace and
       defense product manufacturer                        161,000     3,754,513
<F1> Guide Konsult AB - Class B, 144A -
       computer/information technology                     106,400     2,134,403
     Modul 1 Data AB - computer services                    95,200     2,888,465
     Pharmacia & Upjohn, Inc. <F3> - pharmaceuticals        80,000     3,690,000
     Resco AB - Class B - computer services                 38,600     1,388,942
     Semcon AB - consulting services                       309,200     3,043,154
     Sigma AB - Class B - computer services                111,300     3,349,047
     Telefonaktiebolaget LM Ericsson - Class B (ADR) -
       telecommunications equipment                        144,000     4,122,000
     Telefonaktiebolaget LM Ericsson -Class B -
       telecommunications equipment                        114,000     3,330,241
                                                                     -----------
                                                                      27,700,765
SWITZERLAND - 7.4%
     Credit Suisse Group - money center bank                40,500     9,026,448
     Julius Baer Holding AG - commercial bank                  700     2,193,423
     Novartis AG - pharmaceuticals                           6,500    10,834,049
     Union Bank of Switzerland AG - money center bank       40,000    14,897,972
                                                                     -----------
                                                                      36,951,892
THAILAND - 0.2%
     The Pizza Company PLC - fast food
       restaurant franchise                                334,300       950,616
<F1> Srithai Superware PLC - consumer plastic products     972,200       126,708
                                                                     -----------
                                                                       1,077,324


                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
UNITED KINGDOM - 14.6%
<F1> Colt Telecom Group PLC -
       telecommunication services                          474,900   $19,268,454
<F1> Energis PLC - telecommunication services              650,000     9,904,276
<F1> Freepages Group PLC - telephone classified
       information services                              4,000,000     2,471,156
     General Electric Company PLC -
       diversified manufacturer                            800,000     6,899,200
     LucasVarity PLC - auto parts manufacturer           1,850,000     7,351,689
     Next PLC - retail                                     650,000     5,589,321
     Royal & Sun Alliance Insurance Group PLC -
       multi-line insurance                                200,000     2,068,758
     Select Appointments Holdings PLC -
       employment services                                 400,000     5,656,944
<F1> TeleWest Communications PLC - cable television      1,850,000     4,324,523
     Triad Group PLC - consulting services                 300,000     3,280,960
     Whitbread PLC - restaurants and brewing               345,000     5,587,651
                                                                     -----------
                                                                      72,402,932

     TOTAL COMMON AND PREFERRED STOCKS (Cost $401,576,181)          $482,963,609



                                                           Par          Market
                                                          Amount        Value
                                                       -----------   -----------
SHORT TERM INVESTMENTS - 2.2%
     Repurchase agreement with State Street Bank
       and Trust Company, 5.0%, dated 6/30/98,
       due 7/1/98, maturity value $10,778,497,
       collateralized by $10,993,428 market value
       U.S. Treasury Note, 6.625%, due 7/31/01
       (Cost $10,777,000)                              $10,777,000   $10,777,000
                                                                     -----------

     TOTAL INVESTMENTS - 99.3% (Cost $412,353,181)                   493,740,609

     OTHER ASSETS LESS LIABILITIES - 0.7%                              3,439,006
                                                                     -----------

     TOTAL NET ASSETS - 100.0% (<F2>)                               $497,179,615
                                                                     ===========


<F1> Non-income producing securities
<F2> Percentages for the various classifications relate to total net assets
<F3> Principally traded in the United States

ADR - American Depository Receipt
GDR - Global Despository Receipt

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - June 30, 1998

                                                         Market
                                                          Value       Percentage
                                                      ------------   -----------
Automotive                                            $ 15,140,797          3.0%
Broadcast/Publishing                                    13,280,890           2.7
Business & Public Services                              24,537,842           4.9
Cable Television                                         4,324,523           0.9
Capital Spending                                         5,601,763           1.1
Cellular Telecommunications                             16,894,572           3.4
Commercial Banks                                        62,345,949          12.5
Computer Services                                       25,062,351           5.0
Construction/Housing                                    12,519,026           2.5
Consumer Cyclicals                                       9,733,666           2.0
Consumer Staples/Service                                 6,769,647           1.4
Engineering                                             18,237,905           3.7
Financial Services                                       4,432,347           0.9
Food/Restaurants                                        10,989,280           2.2
Health Care Services                                    22,723,324           4.6
Mining/Metals                                            3,801,055           0.8
Money Center Banks                                      51,345,675          10.3
Multi-Industry                                          15,281,702           3.1
Office Furnishings                                       5,592,441           1.1
Retailing                                                6,766,593           1.4
Software                                                19,847,040           4.0
Special Finance                                         17,507,577           3.5
Technology                                               1,730,690           0.3
Telecommunication Equipment                             20,606,616           4.1
Telecommunication Service                               62,511,022          12.6
Telephone and Integrated Services                       13,515,589           2.7
Transportation/Distribution                              7,973,892           1.6
Utilities                                                3,889,835           0.8
                                                       -----------   -----------
Total common and preferred stocks                      482,963,609          97.1
Total short-term investments                            10,777,000           2.2
                                                       -----------   -----------
Total investments                                      493,740,609          99.3
Other assets less liabilities                            3,439,006           0.7
                                                       -----------   -----------
TOTAL NET ASSETS                                      $497,179,615        100.0%
                                                       ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN
MID CAP FUND

Schedule of Investments - June 30, 1998

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
COMMON STOCKS - 94.2%

BUSINESS SERVICES - 7.5%
<F1> Fiserv, Inc. - administrative processing for
       financial institutions                                4,500   $   191,109
     National Data Corporation - financial and
       healthcare transaction processing                     6,500       284,375
<F1> Outdoor Systems, Inc. - billboard operator              7,000       196,000
<F1> Sungard Data Systems, Inc. - recordkeeping software
       for investment management                             5,000       191,875
<F1> Sykes Enterprises, Inc. - technical
       product support services                              5,000       100,625
                                                                     -----------
                                                                         963,984

COMMUNICATIONS - 16.0%
<F1> Centennial Cellular Corporation - Class A -
       cellular phone operator                              11,000       410,438
<F1> Century Communications Corporation -
       cable and cellular phone operator                    20,000       375,000
<F1> Clearnet Communications, Inc. -
       Canadian wireless phone operator                     19,000       209,000
<F1> Glenayre Technologies, Inc. -
       paging infrastructure equipment                      17,900       192,425
<F1> Loral Space & Communications Company -
       satellite manufacturer and operator                   5,200       146,900
<F1> Media One Group - cable television operator             4,000       175,750
<F1> Rogers Communications, Inc. -
       Canadian cable and cellular phone operator           27,000       243,000
     Sinclair Broadcasting Group -
       radio and television stations                        10,000       287,500
     US West Communications, Inc. - telephone operator           1            34
                                                                     -----------
                                                                       2,040,047

CONGLOMERATE - 6.0%
     Fortune Brands, Inc. - home and office supplies,
       golf equipment, spirits                              11,000       422,813
<F1> Thermo Electron Corporation -
       develops and commercializes technology               10,000       341,875
                                                                     -----------
                                                                         764,688

CONSUMER DISCRETIONARY & SERVICES - 9.3%
<F1> IMAX Corporation - developer of specialty
       movies and theaters                                   12,000      273,750
     Jostens, Inc. - manufacturer of recognition products     7,500      179,062
<F1> Liberty Media Class A - cable television programming     5,500      213,469
     Polaroid Corporation - photographic and imaging
       equipment/supplies                                     3,800      135,137
<F1> SFX Entertainment, Inc. - consolidator of live
       entertainment venues                                   4,000      183,500
     Shaw Industries, Inc. - carpet manufacturer
       and retailer                                          11,500      202,687
                                                                     -----------
                                                                       1,187,605

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
CONSUMER STAPLES - 5.3%
     Dial Corporation - soap and candle manufacturer        11,500    $  298,281
<F1> Fred Meyer, Inc. - western U.S. grocery stores          4,000       170,000
     Whitman Corporation - soft drink/beverage
       bottler and distributor                               9,000       206,438
                                                                     -----------
                                                                         674,719

ENERGY - 2.2%
<F1> EVI, Inc. - premium drill pipe manufacturer             4,000       148,500
<F1> Nabors Industries Inc. - contract land
       drilling services                                     7,000       138,687
                                                                     -----------
                                                                         287,187

FINANCIAL SERVICES - 4.7%
     Horace Mann Educators Corporation -
       life and property insurance                           4,500       155,250
     ITT Hartford Group, Inc. -
       life and property insurance                           1,700       194,438
     Sirrom Capital Corporation - small business lender      9,500       247,000
                                                                     -----------
                                                                         596,688

HEALTHCARE - 6.5%
<F1> Biochem Pharmaceutical, Inc. -
       AIDS and Hepatitis drug manufacturer                  7,500       198,750
<F1> Clinichem Development, Inc. -
       drug research and development                           188         1,078
<F1> Covance, Inc. - contract research for
       pharmaceutical industry                              16,400       369,000
<F1> Quorum Health Group, Inc. - suburban hospital
       holding company                                      10,000       265,000
                                                                     -----------
                                                                         833,828

MATERIALS & PROCESSING - 11.0%
     Hussmann International, Inc. - manufacturer of
       commercial refrigeration equipment                   11,000       204,188
<F1> Knoll, Inc. - high-end office furniture systems         8,500       250,750
<F1> Mail-Well, Inc. - commercial printing and
       mailing holding company                               7,000       151,812
<F1> Mettler-Toledo International, Inc. - precision
       weighing instruments                                 19,500       391,219
     Millipore Corporation - commercial water
       filtration equipment                                  4,000       109,000
     Safety-Kleen Corporation - hazardous waste
       collection and disposal                              50,000       181,250
<F1> Steel Dynamics, Inc. - steel producer                   8,500       117,938
                                                                     -----------
                                                                       1,406,157

REAL ESTATE
INVESTMENT TRUSTS/PROPERTY - 10.7%
     Apartment Investment & Management Company -
       apartment complex management                         10,500       414,750
     Equity Office Products - office building
       owner and operator                                    9,000       255,375
     Fortress Investment Corporation, 144A -
       specialty real estate investments                     6,900       138,000
     HealthCare Financial Partners REIT, 144A -
       healthcare related real estate investments            2,300       230,000
     LNR Property Corporation - real estate
       acquisition and development                          13,000       333,125
                                                                     -----------
                                                                       1,371,250

                                                         SCHEDULE OF INVESTMENTS
                                                            ARTISAN MID CAP FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------

TECHNOLOGY - 15.0%
<F1> American Power Conversion Corporation -
       un-interruptible power supplies                      13,500  $    405,000
<F1> Aspen Technology, Inc. - software for
       process manufacturing                                 2,500       126,250
<F1> Berg Electronics Corporation -
       electronic connector manufacturer                     6,000       117,375
<F1> Broadcom Corporation - semiconductor manufacturer       3,000       220,875
     Cognex Corporation - supplier of
       machine vision equipment                              5,500       101,750
<F1> Electronics For Imaging, Inc. -
       products for digital color printing                  12,000       253,500
<F1> Micron Technology, Inc. - semiconductor manufacturer    3,000        74,438
<F1> Sanmina Corporation - contract manufacturer
       of backplane assemblies                               6,500       281,937
<F1> Seagate Technology, Inc. - disk drive manufacturer     10,000       238,125
<F1> Teradyne, Inc. - semi-conductor test
       equipment manufacturer                                3,500        93,625
                                                                     -----------
                                                                       1,912,875

     TOTAL COMMON STOCKS (Cost $11,257,353)                          $12,039,028


                                                           Par          Market
                                                          Amount        Value
                                                       -----------   -----------
SHORT TERM INVESTMENTS-7.3%
     Repurchase agreement with State Street Bank
       and Trust Company, 5.0%,dated 6/30/98, due
       7/1/98, maturity value $938,130, collateralized
       by $961,000 market value U.S. Treasury Note,
       5.625%, due 12/31/99
       (Cost $938,000)                                   $ 938,000   $   938,000
                                                                     -----------
     TOTAL INVESTMENTS - 101.5% (Cost $12,195,353)                    12,977,028

     OTHER ASSETS LESS LIABILITIES - (1.5)%                            (196,092)

     TOTAL NET ASSETS - 100.0% (<F2>)                                -----------
                                                                     $12,780,936
                                                                     ===========

     <F1> Non-income producing securities
     <F2> Percentages for the various classifications relate to total net assets

ADR - American Depository Receipt


SCHEDULE OF INVESTMENTS
ARTISAN MID CAP FUND

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN
SMALL CAP VALUE FUND

Schedule of Investments - June 30, 1998

COMMON AND PREFERRED STOCKS - 92.3%
                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------

BASIC INDUSTRY - 19.0%
<F1> American Pacific Corporation - specialty
       chemicals for aerospace and defense                  86,000     $ 849,250
<F1> CFC International, Inc. - specialty
       chemical coatings                                    91,100       979,325
     Dexter Corporation - specialty
       industrial materials manufacturer                    27,600       878,025
<F1> Emcor Group, Inc. - mechanical and
       electrical contractors                               29,800       569,925
<F1> L.B. Foster Company - rail and
       construction supplies manufacturer                  120,300       624,056
<F1> Giant Cement Holdings, Inc. - cement operations        25,000       715,625
<F1> Gundle Slt Environmental, Inc. -
       landfill lining systems                             125,000       562,500
     Inco Ltd., Class VBN Shares - nickel mining            55,000       395,313
     Insteel Industries, Inc. - steel
       wire products manufacturer                          119,300       753,081
     Lone Star Industries, Inc. - cement operations          3,000       231,187
     Monarch Cement Company - cement operations              8,500       216,750
<F1> Perini Corporation - general contractors/construction   6,000        51,375
     Schnitzer Steel Industries, Inc. - steel scrap
       processor and minimill operation                     30,900       730,013
     Sevenson Environmental Service -
       hazardous waste remediation                          62,000       519,250
<F1> Steel of West Virginia, Inc. - steel minimill operator 70,100       674,713
     Terra Industries, Inc. - agribusiness                  26,900       242,100
                                                                     -----------
                                                                       8,992,488

BUSINESS SERVICES - 8.1%
<F1> Anacomp, Inc. - systems for storage, retrieval
       and archiving of data                                 8,900       210,262
     Angelica Corporation - textile rental and
       laundry services                                     29,200       613,200
<F1> Audits & Surveys Worldwide, Inc. - marketing research  90,300       259,612
     Cordiant Communications Group (ADR) -
       advertising/media services                           70,000       857,500
     Grey Advertising, Inc. - advertising agency             1,700       673,200
<F1> Pinkertons, Inc. - security services                   42,000       871,500
     Saatchi & Saatchi PLC (ADR) -
       advertising/media services                           24,000       330,000
                                                                     -----------
                                                                       3,815,274

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
CAPITAL SPENDING - 14.1%
<F1> DeCrane Aircraft Holdings, Inc. - avionics
       components manufacturer                              20,000   $   347,500
<F1> Esco Electronics Corporation -
       defense systems contractor                           52,300       993,700
     Gleason Corporation - gear manufacturing
       equipment producer                                   37,600     1,057,500
     Lawson Products, Inc. - industrial parts
       manufacturer and distributor                         25,000       643,750
<F1> Mueller Industries, Inc. - plumbing
       products manufacturer                                16,400       608,850
<F1> Powell Industries, Inc. - electrical
       equipment manufacturer                               60,000       750,000
     Smith Investment Company - multi-industry
       holding company                                      13,300       911,050
     Twin Disc, Inc. - heavy-duty power
       transmission equipment manufacturer                  22,500       680,625
<F1> Wolverine Tube, Inc. - copper tubing manufacturer      17,000       646,000
                                                                     -----------
                                                                       6,638,975

COMPUTER RELATED - 2.2%
     Astro-Med, Inc. - medical instrumentation/
       specialty printers                                   89,800       684,725
<F1> FSI International, Inc. - semiconductor
       equipment manufacturer                               10,500       101,719
<F1> Silicon Valley Group, Inc. - semiconductor
       equipment manufacturer                               10,000       160,625
<F1> Standard Microsystems Corporation -
       input/output integrated circuits producer            10,000        88,125
                                                                     -----------
                                                                       1,035,194

CONSUMER CYCLICALS - 1.6%
     Boston Acoustics, Inc. - speaker manufacturer          20,000       735,000

CONSUMER SERVICES - 2.9%
<F1> Craig Corporation, Class A Preference - movie
       theatres owner/operator                              56,600       633,212
<F1> On Command Corporation - pay-per-view movie services   53,600       743,700
                                                                     -----------
                                                                       1,376,912

CONSUMER STAPLES - 6.8%
     Jostens, Inc. - manufacturer of recognition products   38,000       907,250
<F1> M & F Worldwide Corporation - flavorings producer     110,300     1,096,106
     Midwest Grain Products, Inc. - wheat
       gluten and wheat by-products processor               52,400       759,800
     Pepsi Cola - Puerto Rico Bottling Company -
       soft drink/beverage bottler/distributor              62,600       469,500
                                                                     -----------
                                                                       3,232,656

ENERGY - 3.4%
     Castle Energy Corporation - natural gas
       exploration/production                               12,000       234,000
<F1> Forest Oil Corporation - oil and gas
       exploration/production                               40,000       572,500
     Patina Oil & Gas Corporation - oil and
       gas exploration/production                          100,000       700,000
<F1> Saxon Petroleum, Inc. - oil and gas
       exploration/production                              475,500       122,789
                                                                     -----------
                                                                       1,629,289

SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP VALUE FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
INSURANCE - 13.3%
     Annuity and Life Re Holdings - life
       and annuity reinsurance                              25,600   $   566,400
     Argonaut Group, Inc. - workers compensation insurance  18,600       588,225
     Capital Re Corporation - financial
       guaranty reinsurance                                  5,000       358,125
     Fund American Enterprises Holdings, Inc. -
       mortgage banking/property and casualty insurance      4,500       666,000
     Hilb, Rogal & Hamilton Company - insurance brokers 78,100 1,220,312 Merchants Group, Inc. - property and
       casualty insurance                                   16,400       387,450
<F1> Risk Capital Holdings, Inc. - reinsurance
       products and services                                35,000       872,813
     Stewart Information Services Corporation -
       title insurance                                      10,000       485,625
<F1> Superior National Insurance Group, Inc. -
       workers compensation insurance                       49,300     1,158,550
                                                                     -----------
                                                                       6,303,500


MEDICAL DEVICES/SUPPLIES - 1.2%
<F1> Quest Diagnostics, Inc. - diagnostic testing services  25,200       551,250

OTHER FINANCIAL - 3.7%
     Capital Southwest Corporation - closed-end venture
       capital investment company                           8,700        852,600
<F1> Enstar Group, Inc. - financial services
       holding company                                      29,200       419,750
     Somerset Group, Inc. - investment services             20,900       454,575
                                                                     -----------
                                                                       1,726,925

PAPER AND PACKAGING - 1.6%
     Greif Brothers Corporation - shipping containers
       and packaging manufacturer                           20,000       747,500
                                                                     -----------


REAL ESTATE
INVESTMENT TRUSTS/PROPERTY - 5.5%
     Asset Investors Corporation - manufactured
       housing communities                                  45,000       717,187
     Fortress Investment Corporation, 144A - specialty
       real estate investments                              25,900       518,000
     HealthCare Financial Partners REIT, 144A -
       healthcare related real estate investments            7,600       760,000
<F1> Lexford Residential Trust - multi-family
       residence owner/operator                             31,400       600,525
                                                                     -----------
                                                                       2,595,712

RESTAURANTS/HOTELS - 4.8%
<F1> Boardwalk Casino, Inc. - casino operator               36,000       175,500
<F1> Host Marriott Services Corporation - food and
       beverage concessions operator                        70,000     1,019,375
<F1> Spaghetti Warehouse, Inc. - Italian restaurant chain   83,900       671,200
<F1> Supertel Hospitality, Inc. - economy
       hotels owner/operator                                32,000       400,000
                                                                     -----------
                                                                       2,266,075

RETAILING - 2.5%
<F1> R. G. Barry Corporation - footwear manufacturer        70,400     1,161,600


SOFTWARE/TELECOMMUNICATIONS - 0.6%
<F1> Intelligent Systems Corporation -
       software and healthcare services                     94,100       294,063



SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP VALUE FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
TRANSPORTATION RELATED - 1.0%
<F1> Ansaldo Signal - railroad switches and
       signals manufacturer                                 69,200     $ 294,100
<F1> Avalon Holdings Corporation - hazardous
       waste transportation                                 25,000       165,625
                                                                     -----------
                                                                         459,725

     TOTAL COMMON AND PREFERRED STOCKS (Cost $41,886,048)            $43,562,138



                                                           Par          Market
                                                          Amount        Value
                                                       -----------   -----------
SHORT TERM INVESTMENTS - 7.4%
     Repurchase agreement with State Street Bank
       and Trust Company, 5.0%, dated 6/30/98, due
       7/1/98, maturity value $3,516,488, collateralized
       by $3,590,553 market value U.S. Treasury Note,
       6.625%, due 7/31/01
       (Cost $3,516,000)                               $ 3,516,000   $ 3,516,000
                                                                     -----------
     TOTAL INVESTMENTS - 99.7% (Cost $45,402,048)                     47,078,138

     OTHER ASSETS LESS LIABILITIES - 0.3%                                151,690
                                                                     -----------

     TOTAL NET ASSETS - 100.0% (<F2>)                                $47,229,828
                                                                     ===========


     <F1> Non-income producing securities
     <F2> Percentages for the various classifications relate to total net assets

ADR - American Depository Receipt


SCHEDULE OF INVESTMENTS
ARTISAN SMALL CAP VALUE FUND

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Assets and Liabilities - June 30, 1998


                                                           SMALL CAP       INTERNATIONAL        MID CAP          SMALL CAP
                                                              FUND             FUND               FUND          VALUE FUND
                                                         -------------     -------------      ------------     ------------
ASSETS:
Investments in securities, at value                       $312,280,355     $493,740,609       $12,977,028      $47,078,138
Cash                                                               777          937,887             5,120              603
Receivable from investments sold                               588,246       12,030,107           335,915          717,889
Receivable from forward currency contracts                           -        8,971,239                 -                -
Receivable from fund shares sold                                57,418        4,881,388                50           75,546
Interest receivable                                              2,218            1,497               130              488
Dividends receivable                                            75,281        1,630,862             6,389           41,019
Organizational costs                                            24,347           18,300            22,692           34,223
Receivable from Adviser                                              -                -           155,534                -
                                                         -------------     -------------      ------------     ------------
TOTAL ASSETS                                               313,028,642      522,211,889        13,502,858       47,947,906

LIABILITIES:
Payable for investments purchased                            8,388,297       15,411,415           489,798          560,176
Payable for forward currency contracts                               -        8,971,680                 -                -
Payable for fund shares redeemed                               245,843          187,678            25,434           18,735
Payable for organizational costs                                24,347           18,300            22,692           34,223
Payable for operating expenses                                 227,994          356,029           183,998          103,919
Other liabilities                                                    -           87,172                 -            1,025
                                                         -------------     -------------      ------------     ------------
TOTAL LIABILITIES                                            8,886,481       25,032,274           721,922          718,078
                                                         -------------     -------------      ------------     ------------
TOTAL NET ASSETS                                          $304,142,161     $497,179,615       $12,780,936      $47,229,828
                                                         =============     =============      ============     ============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding                        $248,569,027     $405,388,668       $10,727,864      $43,033,921
Net unrealized appreciation on investments
 and foreign currency related transactions                  34,887,768       81,382,747           781,675        1,676,090
Accumulated undistributed net investment income                      -          309,643                 -                -
Accumulated undistributed net realized gains on
 investments and foreign currency related transactions      20,685,366       10,098,557         1,271,397        2,519,817
                                                         -------------     -------------      ------------     ------------
                                                          $304,142,161     $497,179,615       $12,780,936      $47,229,828
                                                         =============     =============      ============     ============

SUPPLEMENTARY
INFORMATION:
Net assets                                                $304,142,161                        $12,780,936      $47,229,828
    International Shares                                                   $414,535,770
    Institutional Shares                                                    $82,643,845
Number of shares outstanding                                20,742,487                            933,285        4,153,366
    International Shares                                                     25,502,751
    Institutional Shares                                                      5,083,604
Net asset value, offering price and
 redemption price per share                                     $14.66                             $13.69           $11.37
    International Shares                                                         $16.25
    Institutional Shares                                                         $16.26
Cost of securities held                                  $ 277,392,587    $ 412,353,181      $ 12,195,353     $ 45,402,048




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Operations - For the Year or Period Ended June 30, 1998


                                                           SMALL CAP       INTERNATIONAL        MID CAP          SMALL CAP
                                                              FUND             FUND               FUND        VALUE FUND <F1>
                                                         -------------     -------------      ------------     ------------
INVESTMENT INCOME:
Interest                                                   $   668,064      $   392,119       $    38,536      $   130,204
Dividends                                                    1,057,997    6,832,557<F2>            76,523          232,533
                                                         -------------     -------------      ------------     ------------
TOTAL INVESTMENT INCOME                                      1,726,061        7,224,676           115,059          362,737

EXPENSES:
Advisory fees                                                2,900,335        3,923,189            93,853          252,397
Transfer agent fees                                            577,185                             75,844          103,956
    International Shares                                                        755,802
    Institutional Shares                                                         15,317
Shareholder communications                                      98,455                             22,745           25,886
    International Shares                                                        119,710
    Institutional Shares                                                          7,195
Custodian fees                                                  84,447          456,772            19,857           14,320
Accounting fees                                                 43,858           74,259            31,815           23,890
Professional fees                                               65,287           98,011            34,522           24,756
Registration fees                                               40,621           76,297            26,458           25,185
Directors' fees                                                 15,000           15,000            15,000                -
Organizational costs                                            14,220            7,320            22,668           17,799
Other operating expenses                                        26,442           40,097               477            1,926
                                                         -------------     -------------      ------------     ------------
TOTAL OPERATING EXPENSES BEFORE
 AMOUNTS PAID BY THE ADVISER                                 3,865,850        5,588,969           343,239          490,115
LESS AMOUNTS PAID BY THE ADVISER                                     -                -         (155,534)                -
                                                         -------------     -------------      ------------     ------------
NET EXPENSES                                                 3,865,850        5,588,969           187,705          490,115
                                                         -------------     -------------      ------------     ------------
NET INVESTMENT INCOME (LOSS)                               (2,139,789)        1,635,707          (72,646)        (127,378)

Net REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
    Investments                                             42,066,239       28,895,798         1,907,453        2,628,786
    Foreign currency related transactions                            -        (991,131)                 -                -
                                                         -------------     -------------      ------------     ------------
                                                            42,066,239       27,904,667         1,907,453        2,628,786
Net increase (decrease) in unrealized
 appreciation on:
    Investments                                              (907,556)       47,423,084           781,675        1,676,090
    Foreign currency related transactions                            -           22,144                 -                -
                                                         -------------     -------------      ------------     ------------
                                                             (907,556)       47,445,228           781,675        1,676,090
                                                         -------------     -------------      ------------     ------------
 NET GAIN ON INVESTMENTS                                    41,158,683       75,349,895         2,689,128        4,304,876
                                                         -------------     -------------      ------------     ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                          $ 39,018,894     $ 76,985,602       $ 2,616,482      $ 4,177,498
                                                         =============     =============      ============     ============

<F1> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.
<F2> Net of foreign taxes withheld of $765,444.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets




                                                                  Small Cap Fund                   International Fund
                                                         -------------------------------     ------------------------------
                                                              Year             Year               Year             Year
                                                             Ended             Ended             Ended             Ended
                                                            6/30/98           6/30/97           6/30/98           6/30/97
                                                         --------------   --------------     -------------     -------------
OPERATIONS:
Net investment income (loss)                             $ (2,139,789)    $ (2,124,352)      $  1,635,707     $  2,615,087
Net realized gain (loss) on:
    Investments                                             42,066,239       28,932,063        28,895,798       11,001,981
    Foreign currency related transactions                            -                -         (991,131)        (419,819)
Net increase (decrease) in unrealized appreciation on:
    Investments                                              (907,556)      (6,867,786)        47,423,084       30,260,301
    Foreign currency related transactions                            -                -            22,144         (31,194)
                                                         --------------   --------------     -------------     -------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                            39,018,894       19,939,925        76,985,602       43,426,356

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:                                               -                -
    International Shares                                                                      (4,035,316)        (237,011)
    Institutional Shares                                                                        (823,369)
Net realized gains on investment transactions:            (45,736,543)     (21,951,585)
    International Shares                                                                     (23,067,732)      (1,238,614)
    Institutional Shares                                                                      (4,236,936)
                                                         --------------   --------------     -------------     -------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS                  (45,736,543)     (21,951,585)      (32,163,353)      (1,475,625)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM FUND SHARE ACTIVITIES                       43,039,922    (130,169,041)         3,177,296      335,717,641
                                                         --------------   --------------     -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     36,322,273    (132,180,701)        47,999,545      377,668,372
Net assets, beginning of year                              267,819,888      400,000,589       449,180,070       71,511,698
                                                         --------------   --------------     -------------     -------------
NET ASSETS, END OF YEAR                                   $304,142,161     $267,819,888      $497,179,615     $449,180,070
                                                         ==============   ==============     =============     =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets - Continued


                                                                   MID CAP FUND                   SMALL CAP VALUE FUND
                                                          ------------------------------         -----------------------
                                                              YEAR            PERIOD                     PERIOD
                                                             ENDED             ENDED                      ENDED
                                                            6/30/98         6/30/97<F1>                6/30/98<F2>
                                                          ------------      -----------                -----------
OPERATIONS:
Net investment loss                                       $  (72,646)       $        -               $  (127,378)
Net realized gain on investments                            1,907,453                -                  2,628,786
Net increase in unrealized
 appreciation on investments                                  781,675                -                  1,676,090
                                                          -----------       ----------                -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                            2,616,482                -                  4,177,498

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
NET REALIZED GAINS ON
    INVESTMENT TRANSACTIONS                                 (586,078)                -                          -

FUND SHARE ACTIVITIES:
NET INCREASE IN NET ASSETS RESULTING FROM
 FUND SHARE ACTIVITIES                                      8,937,055        1,813,477                 43,052,330
                                                          -----------       ----------                -----------
TOTAL INCREASE IN NET ASSETS                               10,967,459        1,813,477                 47,229,828
Net assets, beginning of period                             1,813,477                -                          -
                                                          -----------       ----------                -----------
NET ASSETS, END OF PERIOD                                 $12,780,936       $1,813,477               $47,229,828
                                                          ===========       ==========                ===========

<F1> For the period from commencement of operations (June 27, 1997) through June
     30, 1997.
<F2> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Financial Highlights



                                                                         SMALL CAP FUND
                                                    --------------------------------------------------------
                                                      YEAR           YEAR           YEAR           PERIOD
                                                      ENDED          ENDED          ENDED           ENDED
For a share outstanding throughout each period       6/30/98        6/30/97        6/30/96       6/30/95<F1>
                                                    --------       --------       --------       -----------
Net asset value, beginning of period                 $ 15.11        $ 14.67        $ 11.52        $ 10.00
Income from investment operations:
 Net investment loss                                  (0.10)         (0.04)         (0.07)         (0.01)
 Net realized and unrealized
    gains on securities                                 2.23           1.55           3.32           1.53
                                                    --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                        2.13           1.51           3.25           1.52

Distributions paid to shareholders:
 Net realized gains on
    investment transactions                           (2.58)         (1.07)         (0.10)              -
                                                    --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                       $ 14.66        $ 15.11        $ 14.67        $ 11.52
                                                    ========       ========       ========       ========

Total return                                           14.7%          11.3%          28.3%      15.2%<F2>

Ratios/Supplemental data:
 Net assets, end of
    period (millions)                                 $304.1         $267.8         $400.0          $99.3
 Ratio of expenses to
    average net assets                                 1.33%          1.41%          1.52%      2.00%<F3>
 Ratio of net
    investment income to
    average net assets                               (0.74%)        (0.73%)        (0.75%)    (0.59%)<F3>
 Portfolio turnover rate                             134.67%         87.18%        105.19%      9.28%<F2>

<F1> For the period from commencement of operations (March 28, 1995) through
     June 30, 1995.
<F2> Not annualized.
<F3> Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Financial Highlights - Continued


                                                                      INTERNATIONAL FUND
                                                 -----------------------------------------------------------
                                                              YEAR                  YEAR           PERIOD
                                                             ENDED                  ENDED           ENDED
                                                            6/30/98                6/30/97       6/30/96<F1>
                                                  ----------------------------  -------------   -------------
                                                  INTERNATIONAL  INSTITUTIONAL  INTERNATIONAL   INTERNATIONAL
For a share outstanding throughout each period       SHARES         SHARES         SHARES          SHARES
                                                  -------------  -------------  -------------   -------------
Net asset value, beginning of period                 $ 14.48        $ 14.48        $ 12.08        $ 10.00
Income from investment operations:
 Net investment income                              0.06<F2>       0.09<F2>           0.07           0.04
 Net realized and unrealized
    gains on securities and foreign
    currency transactions                               3.04           3.04           2.44           2.04
                                                    --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS                        3.10           3.13           2.51           2.08
                                                    --------       --------       --------       --------

Distributions paid to shareholders:
 Net investment income                                (0.20)         (0.22)         (0.02)              -
 Net realized gain on
    investment transactions                           (1.13)         (1.13)         (0.09)              -
                                                    --------       --------       --------       --------
TOTAL DISTRIBUTIONS PAID
 TO SHAREHOLDERS                                      (1.33)         (1.35)         (0.11)              -
                                                    --------       --------       --------       --------

NET ASSET VALUE, END OF PERIOD                       $ 16.25        $ 16.26        $ 14.48        $ 12.08
                                                    ========       ========       ========       ========

Total return                                           24.1%          24.4%          20.9%      20.8%<F3>

Ratios/Supplemental data:
 Net assets, end of
    period (millions)                                 $414.5          $82.6         $449.2          $71.5
 Ratio of expenses to
    average net assets                                 1.45%          1.25%          1.61%      2.50%<F4>
 Ratio of net
    investment income to
    average net assets                                 0.37%          0.68%          1.07%      1.60%<F4>
 Portfolio turnover rate                             109.42%        109.42%        103.66%     57.00%<F3>

<F1> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F2> Computed based on average shares outstanding.
<F3> Not annualized.
<F4> Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Financial Highlights - Continued


                                                                   MID CAP FUND                   SMALL CAP VALUE FUND
                                                          ------------------------------         -----------------------
                                                              YEAR            PERIOD                     PERIOD
                                                             ENDED             ENDED                      ENDED
                                                            6/30/98         6/30/97<F1>                6/30/98<F2>
                                                          -----------       -----------                -----------
Net asset value, beginning of period                        $ 10.00           $ 10.00                    $ 10.00
Income from investment operations:
 Net investment loss                                         (0.08)                 -                     (0.03)
 Net realized and unrealized gains
    on securities                                              4.56                 -                       1.40
                                                            -------           -------                    -------
TOTAL FROM INVESTMENT OPERATIONS                               4.48                 -                       1.37
                                                            -------           -------                    -------

Distributions paid to shareholders:
 Net realized gains on
    investment transactions                                  (0.79)                 -                          -
                                                            -------           -------                    -------

NET ASSET VALUE, END OF PERIOD                              $ 13.69           $ 10.00                    $ 11.37
                                                            =======           =======                    =======

Total return                                                  46.1%          0.0%<F3>                  13.7%<F3>

Ratios/Supplemental data:
 Net assets, end of
    period (millions)                                         $12.8              $1.8                      $47.2
 Ratio of expenses to
    average net assets                                    2.00%<F5>         0.00%<F4>                  1.93%<F4>
 Ratio of net investment loss
    to average net assets                               (0.77%)<F5>         0.00%<F4>                (0.50%)<F4>
 Portfolio turnover rate                                    235.65%         0.00%<F3>                 52.58%<F3>

<F1> For the period from commencement of operations (June 27, 1997) through
     June 30, 1997.
<F2> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.
<F3> Not annualized.
<F4> Annualized.
<F5> The ratios of expenses to average net assets and net investment loss to average net assets include fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 3.64% and (2.41%), respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN FUNDS, INC.
Notes to Financial Statements - June 30, 1998

(1)ORGANIZATION:
   Artisan Funds, Inc. ("Artisan Funds" ) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is comprised of four open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"). Artisan Small Cap Fund ("Small Cap Fund"), Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), and Artisan Small Cap Value Fund ("Small Cap Value Fund") commenced operations on March 28, 1995, December 28, 1995, June 27, 1997 and September 29, 1997,
   respectively.

   Effective July 1, 1997, the International Fund began offering two classes of capital shares, International Shares and International Institutional Shares ("Institutional Shares"). Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees and shareholder communication expenses, are allocated directly to that class. On July 1, 1997, 3,071,672 International Shares (with a net asset value of $44,477,811) were transferred to Institutional Shares.

   The Small Cap Fund, International Fund International Shares, International Fund Institutional Shares, Mid Cap Fund and Small Cap Value Fund each have 5,000,000,000 shares authorized with a $0.01 par value.

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   The following is a summary of significant accounting policies of the Funds.

   (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the last sale or bid price is not reflective of the fair value of the security, are valued at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

   (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

   (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

   (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

       The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

   (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that certain differences between financial reporting and tax amounts be reclassified to capital stock.

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(3)TRANSACTIONS WITH AFFILIATES:
   Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

      Average Daily Net Assets         Annual Rate
      ------------------------         -----------
      Less than $500 million              1.000%
      $500 million to $750 million        0.975%
      $750 million to $1 billion          0.950%
      Greater than $1 billion             0.925%

   Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Advisor has undertaken to reimburse the Small Cap Fund, Mid Cap Fund and Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets annually, and International Fund for ordinary operating expenses in excess of 2.50% of average net assets annually.

   Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to his duties as a director of Artisan Funds, Inc. The Small Cap Value Fund does not begin to pay directors' fees until fiscal year 1999.

   A company in which a Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities is defined by the Investment Company Act of 1940 as an affiliated person of the Fund. The International Fund holds two securities which are defined by the Investment Company Act as affiliated persons of the Fund. A summary of transactions in the securities of each such affiliated person and dividend income received on those securities for the fiscal year ended June 30, 1998 follows:

                        Purchases            Sales        Realized  Dividend
                   -------------------  --------------
   Affiliate         Shares     Cost    Shares    Cost      Gains    Income
   ---------         ------     ----    ------    ----      -----    -------
   Bankard, Inc.   2,975,000  $298,422     -        -         -         -
   Radio P4            -         -         -        -         -     $130,829

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(4)ORGANIZATIONAL COSTS AND PREPAID REGISTRATION EXPENSES:

   Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption. Prepaid registration expenses are amortized over twelve months.


(5)LINE OF CREDIT ARRANGEMENTS:
   Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to a maximum of $30 million, but not more than 10% of its net assets. Artisan Funds, Inc. pays an annual commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each series of Artisan Funds, Inc. based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes.

   Interest charges and maximum borrowing amounts for the fiscal year ended June 30, 1998 follows:

                             Interest           Maximum
       Fund                   Charges        Borrowings
       ----                  --------       -----------
       Small Cap             $    181       $   664,274
       International           14,468         9,690,453
       Mid Cap                      8            45,420
       Small Cap Value              -                 -

(6)INVESTMENT TRANSACTIONS:
   The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the fiscal year ended June 30, 1998 were as follows:

       Fund           Security Purchases     Security Sales
       ----           ------------------     --------------
       Small Cap        $ 377,917,617         $ 384,927,712
       International      426,137,759           459,745,091
       Mid Cap             29,829,713            20,478,021
       Small Cap Value     54,813,813            15,540,240

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(7)FUND SHARE ACTIVITIES:

   Capital share transactions for the Funds were as follows:

                                                           International
                                                               Fund
                                                   -----------------------------
                                                   International   Institutional
Fiscal year ended June 30, 1998     Small Cap Fund     Shares         Shares
----------------------------------  -------------- -------------- --------------
Net asset value of
 shares transferred                                $ (44,477,811)  $ 44,477,811
Proceeds from
 shares issued                      $  68,878,543     235,471,219    27,045,257
Net asset value
 of shares issued in
 reinvestment of
 distributions                         44,157,727      25,959,795     4,802,555
Cost of shares redeemed              (69,996,348)   (287,349,997)   (2,751,533)
                                    -------------  --------------  ------------
Net increase (decrease)
 from fund share
 activities                         $  43,039,922  $ (70,396,794)  $ 73,574,090
                                    =============  ==============  ============


                                                     Small Cap
                                     Mid Cap Fund    Value Fund
                                    -------------- --------------
Proceeds from shares issued          $ 10,983,008   $ 54,638,155
Net asset value of shares issued in
 reinvestment of distributions            539,701              -
Cost of shares redeemed               (2,585,654)   (11,585,825)
                                     ------------   ------------
Net increase from fund
  share activities                   $  8,937,055   $ 43,052,330
                                     ============   ============



                                                          International
                                                              Fund
                                                   ----------------------------
                                                   International  Institutional
Transactions in shares of the Fund  Small Cap Fund     Shares        Shares
---------------------------------- --------------- ------------- --------------
Shares transferred                                  (3,071,672)      3,071,672
Shares sold                            4,616,498     15,876,987      1,835,634
Shares issued from reinvestment
 of distributions                      3,125,105      2,075,110        383,897
Shares redeemed                      (4,721,885)   (20,392,769)      (207,599)
                                  -------------- -------------- --------------
Net increase (decrease)
 in capital shares                     3,019,718    (5,512,344)      5,083,604
                                  ============== ============== ==============

                                                     Small Cap
                                     Mid Cap Fund    Value Fund
                                    -------------- --------------
Shares sold                              912,840      5,232,019
Shares issued from reinvestment
 of distributions                         45,932              -
Shares redeemed                        (206,835)    (1,078,653)
                                  -------------- --------------
Net increase in capital shares           751,937      4,153,366
                                  ============== ==============

ARTISAN Funds, INC.
Notes to Financial Statements - Continued

(7)FUND SHARE ACTIVITIES (continued):

                                                   International
                                                       Fund
                                                   -------------
                                                   International
Fiscal year ended June 30, 1997     Small Cap Fund     Shares     Mid Cap Fund
----------------------------------  -------------- ------------- --------------
Proceeds from shares issued      $    58,361,524  $ 447,478,870    $ 1,813,477
Net asset value of shares
 issued in reinvestment of
 distributions                        21,200,167      1,414,826              -
Cost of shares redeemed            (209,730,732)  (113,176,055)              -
                                  -------------- -------------- --------------
Net increase (decrease) from
 fund share activities           $ (130,169,041)  $ 335,717,641    $ 1,813,477
                                  ============== ============== ==============


Transactions in shares of the Fund
----------------------------------
Shares sold                            4,247,380     33,329,489        181,348
Shares issued from reinvestment
 of distributions                      1,600,012        108,735              -
Shares redeemed                     (15,384,496)    (8,344,932)              -
                                  ----------------------------- --------------
Net increase (decrease) in
 capital shares                      (9,537,104)     25,093,292        181,348
                                  ============== ============== ==============



(8)INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                   Aggregate       Aggregate
                                     Gross           Gross             Net
                                   Unrealized      Unrealized       Unrealized
                      Cost of     Appreciation    Depreciation     Appreciation
   Fund              Securities  on Investments  on Investments   on Investments
   ----             -----------  --------------  --------------   --------------
   Small Cap       $277,902,525   $ 49,785,264     $15,407,434    $ 34,377,830
   International    412,408,875    117,411,127      36,079,393      81,331,734
   Mid Cap           12,232,984      1,301,142         557,098         744,044
   Small Cap Value   45,420,398      3,714,386       2,056,646       1,657,740

   The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions and for the International Fund, passive foreign investment company (PFIC) value adjustments. Losses from foreign currency related transactions for the International Fund from November 1, 1997 to June 30, 1998 of $887,524 are not recognized for federal income tax purposes until fiscal 1999.

ARTISAN FUNDS, INC.
Notes to Financial Statements - Continued

(9)OTHER TAX INFORMATION (UNAUDITED):
   For the year ended June 30, 1998, ordinary income distributions paid by Small Cap Fund and Mid Cap Fund, of 5% and 2%, respectively, are eligible for the dividend received deduction available to corporate shareholders.

   In early 1998, shareholders received information regarding distributions paid to them during the fiscal year ended June 30, 1998. Each Fund hereby designates the following amounts as long-term capital gain distributions.




                                      Small Cap Fund     International Fund
                                     ---------------    -------------------
   Capital Gains Taxed at 20%           $ 13,002,121               $756,661
   Capital Gains Taxed at 28%             19,309,312              4,295,676
                                       -------------           ------------
   Total Long-Term Capital Gains        $ 32,311,433            $ 5,052,337
                                       =============           ============


-------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS

The letters to shareholders included in this annual report include statistical information about the portfolios of each of the Artisan Funds. That information is as of June 30, 1998; it varies with changes in a Fund's portfolio investments.
-------------------------------------------------------------------------------

(logo)
PRICEWATERHOUSECOOPERS
-------------------------------------------------------------------------------

                                                  PRICEWATERHOUSECOOPERS
                                                  100 East Wisconsin Avenue
                                                  Suite 1500
                                                  Milwaukee WI 53202
                                                  Telephone (414) 276 9500


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan Small Cap Fund, Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund (constituting Artisan Funds, Inc., hereafter referred to as the "Funds") at June 30, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

July 31, 1998


(LOGO)
ARTISAN FUNDS

P.O. BOX 8412
BOSTON, MA  02266-8412
(800) 344-1770

                               -----------------
                                   Bulk Rate
                                  U.S. Postage
                                      PAID
                                 Milwaukee, WI
                                Permit No. 2855
                               -----------------

ANNUAL REPORT

                               (logo)
                             ARTISAN FUNDS

       INTERNATIONAL FUND                      INSTITUTIONAL SHARES

                             ARTISAN FUNDS
                             JUNE 30, 1998

ARTISAN
INTERNATIONAL FUND

Letter to Shareholders - August 20, 1998

Effective July 1, 1997, the Artisan International Fund began offering two classes of capital shares: International Shares and Institutional Shares. Additional information regarding each class of shares is available in the Fund's prospectus. Performance data herein relates to the International Shares prior to July 1, 1997, and to the Institutional Shares subsequent to July 1, 1997.


THE FUND'S PERFORMANCE
Artisan International Fund gained 24.4% for its fiscal year ended June 30, 1998, outpacing its benchmarks, the Morgan Stanley EAFE Index and Lipper International Fund Index, which gained 6.1% and 9.0%, respectively. For the six months ended June 30, 1998, the Fund gained 30.6%, well ahead of its benchmarks. In the ten quarters since its inception, the Fund has gained 81.7%, versus gains of 25.1% and 42.5% for the EAFE and Lipper indexes. We are understandably delighted with this record of consistent outperformance.

                       COMPARATIVE QUARTERLY PERFORMANCE

-----------------------------
ARTISAN INTERNATIONAL FUND
AVERAGE ANNUAL TOTAL RETURNS:
One Year:             24.4%
Since Inception:      26.9%
-----------------------------

                  Artisan International       EAFE         Lipper International
                          Fund                Index             Fund Index
                       ----------          ----------           ----------

12/28/95               $10,000.00          $10,000.00           $10,000.00
3/31/96                 10,910.00           10,288.95            10,467.28
6/30/96                 12,080.00           10,451.74            10,894.57
9/30/96                 12,220.00           10,438.63            10,902.89
12/31/96                13,437.23           10,604.70            11,471.87
3/31/97                 14,153.48           10,438.60            11,756.05
6/30/97                 14,607.44           11,793.25            13,071.82
9/30/97                 14,849.55           11,710.22            13,322.30
12/31/97                13,913.31           10,793.24            12,303.30
3/31/98                 16,729.50           12,380.92            14,128.57
6/30/98                 18,171.12           12,512.37            14,248.54


--------------------------------------------------------------------------------------------------------
QUARTERLY                    1996                                 1997                        1998
PERFORMANCE  -----------------------------------  ------------------------------------  ----------------
             3/31/96  6/30/96   9/30/96 12/31/96  3/31/97  6/30/97   9/30/97  12/31/97  3/31/98 6/30/98
--------------------------------------------------------------------------------------------------------
ARTISAN
INTERNATIONAL
FUND            9.1%    10.7%      1.2%    10.0%     5.3%     3.2%      1.7%     -6.3%    20.2%    8.6%
--------------------------------------------------------------------------------------------------------
EAFE
Index           2.9%     1.6%     -0.1%     1.6%    -1.6%    13.0%     -0.7%     -7.8%    14.7%    1.1%
 -------------------------------------------------------------------------------------------------------
Lipper
International
Fund Index      4.4%     4.1%      0.1%     5.2%     2.5%    11.2%      1.9%     -7.6%    14.8%    0.8%
--------------------------------------------------------------------------------------------------------


Effective July 1, 1997, the Artisan International Fund began offering two classes of capital shares, International Shares and International Institutional Shares. Each class bears different expenses. Please see the Fund's prospectus for additional information regarding each class of shares. This graph compares the results of $10,000 invested in International Shares on December 28, 1995 (the date the Fund began operations) to June 30, 1997, and in the Institutional Shares from July 1, 1997, to June 30, 1998, with Morgan Stanley's Europe, Australasia and Far East (EAFE) Index and Lipper International Fund Index.
EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset value weighted return of the 30 largest international equity funds. All returns include net reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

OUR INVESTMENT APPROACH
As is our custom, we would like to review our investment approach before discussing details of the Fund's recent performance. Because there are a number of approaches to international investing, we believe investors should understand how a fund achieves its returns.

The Artisan International Fund invests in a broadly diversified portfolio of international growth stocks, concentrating on industries and countries that have accelerating growth prospects and companies that can capitalize on that growth. The Fund's style can be characterized as "top-down and bottom-up," meaning that country selection and stock selection are both fundamental to our process. However, country exposures are typically a residual of stock selection.

OUR APPROACH HAS FOUR BASIC ELEMENTS
COUNTRY AND INDUSTRY FOCUS. We first search for countries and industries that are providing a good environment for growth. This includes economies where development is accelerating, as well as those becoming more competitive or benefiting from economic stimulus. These countries and industries are where we focus our search for stocks. Although the Fund holds some stocks from emerging countries, these holdings are very modest - a minor aspect of our overall strategy. Importantly, we do not consider the index weighting of countries as part of our process. We will not, for example, maintain a large position in Japan simply because it represents a large portion of the EAFE Index.
This approach differentiates the Fund from many of its peers.

BROAD THEMES. Management often identifies one or more broad themes that influence both its country allocation and stock selection.

STOCK SELECTION. Having identified countries, industries and themes that provide environments for growth, we look for companies best able to capitalize on this potential. Our portfolio management team travels widely, meeting with company managements and conducting fundamental research. We look for well-managed companies in good financial condition, with strong market shares and a reputation for competence and integrity. To be considered by us, stocks must sell at attractive prices relative to their local markets. We avoid stocks that are trading at unsustainable or unusually high valuations. Because of this focus on valuation analysis, our stock selection style has been characterized as "growth at a price." Our final country weightings are a residual of our stock selection - the number of good investments we find in a particular area determines our exposure to that area.

RISK REDUCTION. International markets can be volatile; so the management of risk is a major consideration in any decision. Broad diversification - across many regions, countries, industries and companies - is a fundamental aspect of risk management. Although diversification cannot eliminate risk, it can cushion the impact of a decline in one or more parts of the portfolio. As further elements of risk reduction, we monitor the size of individual positions, trading liquidity and exposure to individual countries and emerging markets.

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

As we've done before, we urge you to view this Fund as a long-term investment. Because foreign markets can be volatile, the Fund may experience wide performance swings on a short-term basis. While we manage the Fund to dampen this volatility, we cannot eliminate it. Accordingly, we suggest you use this Fund as part of a diversified portfolio, and only if you can accept the possibility of short-term loss.

TWELVE MONTH REVIEW
We are very pleased with the Fund's performance during the past twelve months. We believe the Fund's regional allocations - increasingly overweight in Europe and increasingly underweight in Asia/Pacific - contributed to its significant outperformance of the EAFE. As of July 1, 1997, Fund assets were 62.0% in Europe and 25.2% in Asia/Pacific. By June 30, 1998, these proportions had changed to 81.5% in Europe and 3.2% in Asia/Pacific.

As we have mentioned before, we believe that Europe's long-term investment potential is truly exceptional; a confluence of major trends - including deregulation and privatization, consolidation and restructuring, a nascent concern for shareholder value, an emerging equity culture, and the advent of a common currency - is creating unprecedented investment opportunities. Conversely, we intend to keep our distance from Asia until we see significant and consistent improvement in the region. So far, it still seems mired in the economic malaise and market turmoil that started last fall. Japan, in particular, must come to grips with its onerous structural problems before it can assume its role as the region's engine for resurgence.

-------------------------------------------------------------------------------
                           REGION/COUNTRY ALLOCATION
-------------------------------------------------------------------------------
 REGION/COUNTRY          WEIGHTING    REGION/COUNTRY               WEIGHTING
-------------------------------------------------------------------------------
  United Kingdom           14.6%      Japan                            1.6%
  Netherlands              10.9%      Hong Kong                        0.7%
  Italy                     9.3%      Singapore                        0.5%
  Germany                   8.1%      Thailand                         0.2%
  Switzerland               7.4%      Philippines                      0.1%
  France                    7.1%      Australia                        0.1%
  Sweden                    5.6%      Indonesia                    0.0%<F1>
                                                                   --------
  Denmark                   4.9%         ASIA/PACIFIC TRIAL            3.2%
  Finland                   3.9%
  Spain                     3.5%      Brazil                           4.0%
  Portugal                  2.3%      Mexico                           2.5%
                                                                      -----
  Austria                   1.7%         LATIN AMERICA TOTAL           6.5%
  Norway                    1.3%
  Poland                    0.7%      Canada                           4.0%
  Czech Republic            0.2%      Bermuda                          1.9%
                          ------                                      -----
     EUROPE TOTAL          81.5%         NORTH AMERICA TOTAL           5.9%
  -----------------------------------------------------------------------------
                                      OTHER ASSETS LESS LIABILITIES    2.9%
  -----------------------------------------------------------------------------
                                      TOTAL                          100.0%
  -----------------------------------------------------------------------------
<F1> Less than 0.1% of assets

LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

In concert with regional exposure, stock selection contributed to performance. On June 30, the 107 stocks in our portfolio represented investments in 26 different countries. To us, broad diversification by country and region is important. It enhances return opportunity and helps to protect the Fund from volatility in a particular market. Like other international managers, we prefer to stress some countries and limit or avoid exposure to others. But we don't make large, concentrated bets. For us, the more sensible strategy is the combination of broad diversification by country and a focus on astute stock picking.

-------------------------------------------------------------------------------
         TOP 5 GAINERS<F1>                        TOP 5 LOSERS<F1>
-------------------------------------------------------------------------------
  SECURITY                     %         SECURITY                         %
-------------------------------------------------------------------------------
  COLT Telecom Group PLC    309%         Wing Hang Bank                -68%
  Cap Gemini NV             128%         Peregrine Investment Holdings -63%
  Energis PLC                96%         Cia de Saneamento Basico      -52%
  Credito Italiano SPA       88%         Guangzhou Investment          -38%
  Credit Suisse Group        40%         Grupo Financiero Inbursa      -30%
-------------------------------------------------------------------------------

<F1> These are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

MetroNet Communications is another big gainer, and a holding that illustrates our selection process. This Canadian company provides voice and data telecom services to high-volume corporate and government users. Since the start of 1998, when Canada deregulated its highly lucrative $20 billion telecom market, MetroNet has become Bell Canada's largest competitor. Through its lean operation
- just 570 employees - and advanced technology, MetroNet offers service that's more sophisticated and more efficient at a much lower cost. Its custom-tailored networks - including bundled voice and data - service 222 office buildings in five major cities. The company has very little competition, and its recent acquisition of Rogers Communications enhanced its leadership position. It also accelerated - by two or three years - MetroNet's build-out plan for fiber-optic cable. Though it generates sales of over $700 million, MetroNet has yet to turn a profit. But we're confident that this well-managed company will continue its explosive growth and well reward its investors over time.

PORTFOLIO CHARACTERISTICS
As of June 30, 1998, total net assets in the Fund were $497.2 million. The median market cap of the Fund's holdings was $1.4 billion, and its weighted average market cap was $15.7 billion. The portfolio had a weighted average growth rate of 29% and, based on 1998 estimates, a weighted average price-to-earnings ratio of 21.2X. We believe this to be an excellent growth rate at a relatively modest P/E ratio and an indication of our attention to valuation. On June 30, we were 97.1% invested in equities, which we consider to be fully invested. We did not hedge currency exposure on portfolio holdings in the preceding twelve months.

Our industry holdings remain broadly diversified. One area of emphasis is the telecommunications sector. Deregulation and privatization - in Europe and elsewhere - are creating exceptional

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

------------------------------------------------------------------------
                          TOP TEN HOLDINGS
------------------------------------------------------------------------
  COMPANY NAME                     COUNTRY                       %
------------------------------------------------------------------------
  Colt Telecom Group PLC           United Kingdom                3.9
------------------------------------------------------------------------
  MetroNet Communications          Canada                        3.4
------------------------------------------------------------------------
  Union Bank of Switzerland        Switzerland                   3.0
------------------------------------------------------------------------
  Nokia Corporation                Finland                       2.2
------------------------------------------------------------------------
  Novartis AG                      Switzerland                   2.2
------------------------------------------------------------------------
  Cap Gemini NV                    Netherlands                   2.0
------------------------------------------------------------------------
  Energis PLC                      United Kingdom                2.0
------------------------------------------------------------------------
  Vest-Wood A/S                    Denmark                       1.9
------------------------------------------------------------------------
  Global Telesystems Group         Bermuda                       1.9
------------------------------------------------------------------------
  Credit Suisse Group              Switzerland                   1.8
------------------------------------------------------------------------
  TOTAL                                                          24.3%
------------------------------------------------------------------------



-------------------------------------------------------------------------------
                          INDUSTRY DIVERSIFICATION (%)
-------------------------------------------------------------------------------
                                6/30                                     6/30
  INDUSTRY                      1998    INDUSTRY                         1998
-------------------------------------------------------------------------------
  Automotive                    3.0     Mining/Metals                     0.8
-------------------------------------------------------------------------------
  Broadcast/Publishing          2.7     Money Center Banks               10.3
-------------------------------------------------------------------------------
  Business & Public Services    4.9     Multi-Industry                    3.1
-------------------------------------------------------------------------------
  Cable Television              0.9     Office Furnishings                1.1
-------------------------------------------------------------------------------
  Capital Spending              1.1     Retailing                         1.4
-------------------------------------------------------------------------------
  Cellular Telecommunications   3.4     Software                          4.0
-------------------------------------------------------------------------------
  Commercial Banks              12.5    Special Finance                   3.5
-------------------------------------------------------------------------------
  Computer Services             5.0     Technology                        0.3
-------------------------------------------------------------------------------
  Construction/Housing          2.5     Telecommunication Equipment       4.1
-------------------------------------------------------------------------------
  Consumer Cyclicals            2.0     Telecommunication Service        12.6
-------------------------------------------------------------------------------
  Consumer Staples/Service      1.4     Telephone and Integrated Services 2.7
-------------------------------------------------------------------------------
  Engineering                   3.7     Transportation/Distribution       1.6
-------------------------------------------------------------------------------
  Financial Services            0.9     Utilities                         0.8
-------------------------------------------------------------------------------
  Food/Restaurants              2.2
-------------------------------------------------------------------------------
  Health Care Services          4.6     Other assets less liabilities     2.9
-------------------------------------------------------------------------------
                                        TOTAL                           100.0%
-------------------------------------------------------------------------------

investment opportunities. We continue to favor Europe's financial services sectors, which we see being in the early stages of consolidation. And we also hold a number of firms that are meeting Europe's growing need for temporary employees. No single stock, even among our top ten holdings, represents more than 3.9% of assets; and we intend to continue diversifying broadly by country, sector and company.


LETTER TO SHAREHOLDERS
ARTISAN INTERNATIONAL FUND

OUTLOOK AND STRATEGY
Looking ahead to the next twelve months, we expect to maintain our recent elements of strategy. We intend, for example, to maintain our significant commitment to Europe. As we mentioned earlier, the economic trends we see converging in this region point to truly compelling opportunities both now and for years to come.

The investment environment in Asia is a different story. We regard the region's political, economic and market conditions as simply too unstable to warrant more than our current token exposure. While we still regard the region's long-term potential as staggering, the region's dominant governments - Japan, India and China - must prove the wisdom of their policies and strength of their currencies.

We also have high long-term hopes for Latin America. For now, however, we are satisfied with our relatively modest commitments to Mexico and Brazil. Though both economies have shown internal improvement in recent years, they are nonetheless subject to both political uncertainty and dependence on exports to Asia for much of their growth.

Regardless of the countries or companies in which we invest, we fully intend to maintain our single focus: to find high-quality, well-managed growth companies and invest in their stocks at prices we consider to be attractive.

Thank you for your support of the Artisan International Fund. We will continue doing our very best to justify your confidence.

Sincerely,

/s/ Mark L. Yockey


Mark L. Yockey
Portfolio Manager


Effective July 1, 1997, the Fund began offering Institutional Shares for institutional investors meeting certain minimum investment requirements. A report on the International Shares is available under separate cover.

                                                          LETTER TO SHAREHOLDERS
                                                      ARTISAN INTERNATIONAL FUND

ARTISAN
INTERNATIONAL FUND

Schedule of Investments - June 30, 1998

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
COMMON AND PREFERRED STOCKS - 97.1%

AUSTRIA - 1.7%
     Erste Bank Der Oesterreichischen Sparkassen AG -
       commercial bank                                      70,000   $ 4,248,276
<F1> Scala Business Solutions -
       resource planning software                          218,520     3,272,418
<F1> Scala Business Solutions Warrants (3/31/1999) -
       resource planning software                           91,050       424,201
<F1> Scala Business Solutions Warrants (3/31/2001) -
       resource planning software                           91,050       379,988
                                                                     -----------
                                                                       8,324,883
AUSTRALIA - 0.1%
<F1> AMP Limited - life and health insurance                50,000       586,608

BERMUDA - 1.9%
<F1> Global Telesystems Group, Inc. <F3> -
       telephone and integrated services                   195,000     9,506,250

BRAZIL - 4.0%
     Cia de Saneamento Basico de Estado
       de Sao Paulo - water and sewage utility          19,590,000     2,354,425
     Cia Riograndense Telecom - Preferred -
       telecommunications                                7,931,300     8,647,589
<F1> Embraer-Empresa Brasileira de Aeronautica SA -
       Preferred - aerospace and defense               110,100,000     1,951,537
     Fertilizantes Fosfatados SA - Preferred -
       phosphatic mining and fertilizer              1,010,600,000     3,801,055
     Telecomunicacoes Brasileiras SA (ADR) -
       telecommunications                                   30,000     3,275,625
                                                                     -----------
                                                                      20,030,231
CANADA - 4.0%
<F1> The T. Eaton Company Ltd. - retail                    100,000     1,019,333
<F1> MetroNet Communications Corporation -
       Class B <F3> - telecommunications                   590,300    16,675,975
     Northern Telecom Ltd. <F3> -
       telecommunication equipment                          40,000     2,270,000
                                                                     -----------
                                                                      19,965,308
CZECH REPUBLIC - 0.2%
<F1> Ceske Radiokomunikace, 144a (GDR) -
       telecommunication services                           52,600     1,126,955

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
DENMARK - 4.9%
     EDB Gruppen A/S - Class B - computer services         143,000   $ 6,607,414
     NESA A/S - electrical utility                           8,438     1,535,410
<F1> Olicom <F3> - computer network equipment               20,000       537,500
     Sydbank A/S - commercial bank                         108,300     6,038,125
     Vest-Wood A/S - furniture manufacturer                 98,500     9,606,958
                                                                     -----------
                                                                      24,325,407
FINLAND - 3.9%
     Helsingin Puhelin Oyj - telecommunication services 42,500 1,977,267 Nokia Corporation (ADR) -
       telecommunications equipment                        150,000    10,884,375
     Orion-Yhtyma Oy - Class B - pharmaceuticals            65,000     2,004,178
     TT Tieto Oy - computer data services                   56,700     4,313,754
                                                                     -----------
                                                                      19,179,574
FRANCE - 7.1%
     Banque Nationale de Paris - money center bank          80,807     6,602,818
     Credit Commercial de France - commercial bank         100,000     8,419,207
<F1> ILOG SA (ADR) - computer software                      50,000       756,250
<F1> Omnicom SA - telecommunication services                14,000     1,634,881
     Societe Generale - money center bank                   30,000     6,237,491
     Strafor-Facom SA - office furnishings                  10,000       977,554
     Suez-Lyonnaise des Eaux - building and construction    33,000     5,431,133
     Thomson CSF - electronics manufacturer                 90,000     3,423,921
     Unilog SA - computer services                           5,000     1,754,140
                                                                     -----------
                                                                      35,237,395
GERMANY - 8.1%
     Altana AG - pharmaceuticals                            45,000     3,437,162
     Bayerische Hypotheken-und Wechsel-Bank AG -
       commercial bank                                     120,000     7,612,077
     Deutsche Bank AG - commercial banking                 100,000     8,461,560
     Dresdner Bank AG - money center bank                   65,000     3,514,098
     ESG RE Ltd. <F3> - life/health insurance              110,000     2,378,750
     KSB AG-Vorzug - Preferred - machinery and
       pump manufacturer                                    22,450     5,601,763
     Mannesmann AG - machinery/general industry             53,000     5,451,496
<F1> Marseille-Kliniken AG - healthcare services           190,567     2,757,935
     Marschollek, Lautenschlaeger und Partner AG -
       Preferred - financial services                        2,200     1,073,498
<F1> Wuensche AG - retail                                    1,500       137,154
                                                                     -----------
                                                                      40,425,493
HONG KONG - 0.7%
     China Foods Holdings Ltd. - food processing         3,590,000       949,858
     Wing Hang Bank Ltd. - commercial bank               1,821,000     2,432,544
                                                                     -----------
                                                                       3,382,402
INDONESIA - 0.0%
     Sona Topas Tourism - duty free retailing            2,030,000        20,785


                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
ITALY - 9.3%
<F1> Banca di Roma - money center bank                   4,375,000   $ 8,847,263
     Credito Italiano SPA - commercial bank              1,250,000     6,546,363
     IFI Istituto Finanziario - Preferred -
       financial holding company                           260,000     5,436,330
     Istituto Bancario San Paolo di Torino -
       commercial bank                                     315,000     4,547,488
<F1> Olivetti SPA - office furnishings                   3,100,000     4,614,887
<F1> Seat Saving Shares SPA -
       publishing/advertising company                    2,000,000       945,547
<F1> Seat SPA - publishing/advertising company           6,900,000     4,660,194
     Tecnost SPA - computer/integrated systems             400,000     1,193,190
     Telecom Italia Savings Shares SPA -
       cellular phone services                             400,000     1,937,245
     Telecom Italia SPA - cellular phone services        1,050,000     7,732,799
                                                                     -----------
                                                                      46,461,306
JAPAN - 1.6%
     Toyota Motor Corporation - automobile manufacturer    300,000     7,789,108

MEXICO - 2.5%
<F1> Empresas (ICA) Sociadad Controladora S.A.
       de C.V. (ADR) - commercial construction             234,300     2,211,206
     Grupo Financiero Inbursa S.A. de C.V. - Class B -
       brokerage, insurance and financial services       1,826,489     4,675,226
<F1> Seguros Comercial America - Class B - insurance       877,500     3,027,378
     Sigma BCP - Class B - food producer                 1,149,077     2,621,566
                                                                     -----------
                                                                      12,535,376
NETHERLANDS - 10.9%
     Amsterdam Option Traders NV - financial services       33,000     3,358,849
     Athlon Groep NV - automobile leasing                   41,475     7,037,131
<F1> Bennf - Benckiser - Class B - home cleaning products  110,000     6,769,647
     Brunel International NV - temporary
       employment services                                 160,784     6,683,679
     Cap Gemini NV - computer software                     120,000     9,917,599
     Content Beheer NV - temporary employment services     105,000     3,589,964
     KLM Royal Dutch Air Lines NV - airline                196,234     7,973,892
     Unique International NV - temporary
       employment services                                 253,571     8,607,255
                                                                     -----------
                                                                      53,938,016
NORWAY - 1.3%
<F1> Computer Advances Group ASA - hardware and software   150,000       782,830
     EDB-Elektronisk Databehandling ASA -
       computer services                                   160,000       615,826
     Radio P4 - radio stations                           1,139,600     5,203,993
                                                                     -----------
                                                                       6,602,649
PHILIPPINES - 0.1%
<F1> Bankard, Inc. - credit card provider               19,419,000       679,898

POLAND - 0.7%
     Elektrim Spolka Akcyjna SA - electrical products      300,000     3,656,438

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
PORTUGAL - 2.3%
     Portugal Telecom SA - telephone and
       integrated services                                  75,600   $ 4,009,339
     Telecel-Comunicacaoes Pessoais SA, 144A -
       cellular phone service                               40,660     7,224,528
                                                                     -----------
                                                                      11,233,867
SINGAPORE - 0.5%
     Development Bank of Singapore Ltd. -
       money center bank                                   400,000     2,219,585

SPAIN - 3.5%
     Argentaria SA - commercial bank                       388,000     8,703,749
     Banco Central Hispanoamericano SA - commercial bank   100,000     3,143,137
<F1> Baron de Ley SA - winery                               26,500       879,589
     Grupo Acciona SA - building and construction           20,500     4,876,687
                                                                     -----------
                                                                      17,603,162
SWEDEN - 5.6%
     Celsius AB - Class B - aerospace and
       defense product manufacturer                        161,000     3,754,513
<F1> Guide Konsult AB - Class B, 144A -
       computer/information technology                     106,400     2,134,403
     Modul 1 Data AB - computer services                    95,200     2,888,465
     Pharmacia & Upjohn, Inc. <F3> - pharmaceuticals        80,000     3,690,000
     Resco AB - Class B - computer services                 38,600     1,388,942
     Semcon AB - consulting services                       309,200     3,043,154
     Sigma AB - Class B - computer services                111,300     3,349,047
     Telefonaktiebolaget LM Ericsson - Class B (ADR) -
       telecommunications equipment                        144,000     4,122,000
     Telefonaktiebolaget LM Ericsson -Class B -
       telecommunications equipment                        114,000     3,330,241
                                                                     -----------
                                                                      27,700,765
SWITZERLAND - 7.4%
     Credit Suisse Group - money center bank                40,500     9,026,448
     Julius Baer Holding AG - commercial bank                  700     2,193,423
     Novartis AG - pharmaceuticals                           6,500    10,834,049
     Union Bank of Switzerland AG - money center bank       40,000    14,897,972
                                                                     -----------
                                                                      36,951,892
THAILAND - 0.2%
     The Pizza Company PLC - fast food
       restaurant franchise                                334,300       950,616
<F1> Srithai Superware PLC - consumer plastic products     972,200       126,708
                                                                     -----------
                                                                       1,077,324


                                                         SCHEDULE OF INVESTMENTS
                                                      ARTISAN INTERNATIONAL FUND

                                                          Shares        Market
                                                           Held         Value
                                                       -----------   -----------
UNITED KINGDOM - 14.6%
<F1> Colt Telecom Group PLC -
       telecommunication services                          474,900   $19,268,454
<F1> Energis PLC - telecommunication services              650,000     9,904,276
<F1> Freepages Group PLC - telephone classified
       information services                              4,000,000     2,471,156
     General Electric Company PLC -
       diversified manufacturer                            800,000     6,899,200
     LucasVarity PLC - auto parts manufacturer           1,850,000     7,351,689
     Next PLC - retail                                     650,000     5,589,321
     Royal & Sun Alliance Insurance Group PLC -
       multi-line insurance                                200,000     2,068,758
     Select Appointments Holdings PLC -
       employment services                                 400,000     5,656,944
<F1> TeleWest Communications PLC - cable television      1,850,000     4,324,523
     Triad Group PLC - consulting services                 300,000     3,280,960
     Whitbread PLC - restaurants and brewing               345,000     5,587,651
                                                                     -----------
                                                                      72,402,932

     TOTAL COMMON AND PREFERRED STOCKS (Cost $401,576,181)          $482,963,609



                                                           Par          Market
                                                          Amount        Value
                                                       -----------   -----------
SHORT TERM INVESTMENTS - 2.2%
     Repurchase agreement with State Street Bank
       and Trust Company, 5.0%, dated 6/30/98,
       due 7/1/98, maturity value $10,778,497,
       collateralized by $10,993,428 market value
       U.S. Treasury Note, 6.625%, due 7/31/01
       (Cost $10,777,000)                              $10,777,000   $10,777,000
                                                                     -----------

     TOTAL INVESTMENTS - 99.3% (Cost $412,353,181)                   493,740,609

     OTHER ASSETS LESS LIABILITIES - 0.7%                              3,439,006
                                                                     -----------

     TOTAL NET ASSETS - 100.0% (<F2>)                               $497,179,615
                                                                     ===========


<F1> Non-income producing securities
<F2> Percentages for the various classifications relate to total net assets
<F3> Principally traded in the United States

ADR - American Depository Receipt
GDR - Global Despository Receipt

SCHEDULE OF INVESTMENTS
ARTISAN INTERNATIONAL FUND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - June 30, 1998

                                                         Market
                                                          Value       Percentage
                                                      ------------   -----------
Automotive                                            $ 15,140,797          3.0%
Broadcast/Publishing                                    13,280,890           2.7
Business & Public Services                              24,537,842           4.9
Cable Television                                         4,324,523           0.9
Capital Spending                                         5,601,763           1.1
Cellular Telecommunications                             16,894,572           3.4
Commercial Banks                                        62,345,949          12.5
Computer Services                                       25,062,351           5.0
Construction/Housing                                    12,519,026           2.5
Consumer Cyclicals                                       9,733,666           2.0
Consumer Staples/Service                                 6,769,647           1.4
Engineering                                             18,237,905           3.7
Financial Services                                       4,432,347           0.9
Food/Restaurants                                        10,989,280           2.2
Health Care Services                                    22,723,324           4.6
Mining/Metals                                            3,801,055           0.8
Money Center Banks                                      51,345,675          10.3
Multi-Industry                                          15,281,702           3.1
Office Furnishings                                       5,592,441           1.1
Retailing                                                6,766,593           1.4
Software                                                19,847,040           4.0
Special Finance                                         17,507,577           3.5
Technology                                               1,730,690           0.3
Telecommunication Equipment                             20,606,616           4.1
Telecommunication Service                               62,511,022          12.6
Telephone and Integrated Services                       13,515,589           2.7
Transportation/Distribution                              7,973,892           1.6
Utilities                                                3,889,835           0.8
                                                       -----------   -----------
Total common and preferred stocks                      482,963,609          97.1
Total short-term investments                            10,777,000           2.2
                                                       -----------   -----------
Total investments                                      493,740,609          99.3
Other assets less liabilities                            3,439,006           0.7
                                                       -----------   -----------
TOTAL NET ASSETS                                      $497,179,615        100.0%
                                                       ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     ARTISAN INTERNATIONAL FUND
                 (A Series of Artisan Funds, Inc.)
               STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998




ASSETS:
      Investments in securities, at value (cost $412,353,181)   $493,740,609
      Cash                                                           937,887
      Receivable from investments sold                            12,030,107
      Receivable from forward currency contracts                   8,971,239
      Receivable from fund shares sold                             4,881,388
      Interest receivable                                              1,497
      Dividends receivable                                         1,630,862
      Organizational costs                                            18,300
                                                               -------------
           Total assets                                          522,211,889

LIABILITIES:
      Payable for investments purchased                           15,411,415
      Payable for forward currency contracts                       8,971,680
      Payable for fund shares redeemed                               187,678
      Payable for organizational costs                                18,300
      Payable for operating expenses                                 356,029
      Other liabilities                                               87,172
                                                               -------------
           Total liabilities                                      25,032,274
                                                               -------------
           Total net assets                                     $497,179,615
                                                               =============

NET ASSETS CONSIST OF THE FOLLOWING:
     Fund shares issued and outstanding                         $405,388,668
     Net unrealized appreciation on investments
       and foreign currency related transactions                  81,382,747
     Accumulated undistributed net investment income                 309,643
     Accumulated undistributed net realized gains on
       investments and foreign currency related
       transactions                                               10,098,557
                                                               -------------
                                                                $497,179,615
                                                               =============

INTERNATIONAL SHARES:
    Net Assets                                                  $414,535,770
    Shares authorized ($0.01 par value)                        5,000,000,000
    Shares issued and outstanding                                 25,502,751
    Net asset value, offering and
      redemption price per share                                      $16.25
                                                                      ======

INSTITUTIONAL SHARES:
    Net Assets                                                   $82,643,845
    Shares authorized ($0.01 par value)                        5,000,000,000
    Shares issued and outstanding                                  5,083,604
    Net asset value, offering and
      redemption price per share                                      $16,26
                                                                      ======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     ARTISAN INTERNATIONAL FUND
                 (A Series of Artisan Funds, Inc.)
                      STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED JUNE 30, 1998



INVESTMENT INCOME:
      Interest                                                  $   392,119
      Dividends (net of foreign taxes withheld
           of $765,444)                                           6,832,557
                                                               -------------
           Total investment income                                7,224,676

EXPENSES:
      Advisory fees                                               3,923,189
      Transfer agent fees:
          International Shares                                      755,802
          Institutional Shares                                       15,317
      Shareholder communications:
          International Shares                                      119,710
          Institutional Shares                                        7,195
      Custodian fees                                                456,772
      Accounting fees                                                74,259
      Professional fees                                              98,011
      Registration fees                                              76,297
      Directors' fees                                                15,000
      Organizational costs                                            7,320
      Other operating expenses                                       40,097
                                                               -------------
           Total operating expenses                               5,588,969
                                                               -------------
           Net investment income                                  1,635,707

REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:
      Net realized gain (loss) on:
          Investments                                             28,895,798
          Foreign currency related transactions                    (991,131)
                                                               -------------
                                                                  27,904,667
      Net increase in unrealized
       appreciation on:
          Investments                                             47,423,084
          Foreign currency related transactions                       22,144
                                                               -------------
                                                                  47,445,228
                                                               -------------
          Net gain on investments                                 75,349,895
                                                               -------------
          Net Increase in net assets resulting
            from operations                                     $ 76,985,602
                                                               =============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        ARTISAN INTERNATIONAL FUND
                    (A Series of Artisan Funds, Inc.)
                    STATEMENT OF CHANGES IN NET ASSETS


                                                                    Year             Year
                                                                   Ended             Ended
                                                               June 30, 1998     June 30, 1997
                                                               --------------   --------------
OPERATIONS:
      Net investment income                                     $  1,635,707     $  2,615,087
      Net realized gain (loss) on:
          Investments                                             28,895,798       11,001,981
          Foreign currency related transactions                    (991,131)        (419,819)
      Net increase in unrealized appreciation
        (depreciation) on:
          Investments                                             47,423,084       30,260,301
          Foreign currency related transactions                       22,144         (31,194)
                                                               --------------   --------------
      Net increase in net assets resulting from operations        76,985,602       43,426,356

      DISTRIBUTIONS PAID TO SHAREHOLDERS:
      Net investment income:
          International Shares                                   (4,035,316)        (237,011)
          Institutional Shares                                     (823,369)
      Net realized gains on investment transactions:
          International Shares                                  (23,067,732)      (1,238,614)
          Institutional Shares                                   (4,236,936)
                                                               --------------   --------------
          Total distributions paid to shareholders              (32,163,353)      (1,475,625)

FUND SHARE ACTIVITIES:
      Net increase in net assets resulting from fund
          share activities                                        3,177,296       335,717,641
                                                              -------------     -------------
      Total increase in net assets                               47,999,545       377,668,372
      Net assets, beginning of year                             449,180,070        71,511,698
                                                              -------------     -------------
      Net assets, end of period                                $497,179,615      $449,180,070
                                                              =============     =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      ARTISAN INTERNATIONAL FUND
                                    (A Series of Artisan Funds, Inc.)
                                         FINANCIAL HIGHLIGHTS


                                                           Year Ended            Year Ended     Period Ended
                                                          June 30, 1998         June 30, 1997   June 30, 1996
                                                  International Institutional  International    International
For a share outstanding throughout each period       Shares         Shares         Shares          Shares<F1>
                                                  -------------  -------------  -------------   -------------
Net asset value, beginning of period                 $ 14.48        $ 14.48        $ 12.08        $ 10.00
Income from investment operations:
 Net investment income                              0.06<F2>       0.09<F2>           0.07           0.04
 Net realized and unrealized
    gains on securities and foreign
    currency transactions                               3.04           3.04           2.44           2.04
                                                    --------       --------       --------       --------
    Total from investment operations                    3.10           3.13           2.51           2.08
                                                    --------       --------       --------       --------

Distributions paid to shareholders:
 Net investment income                                (0.20)         (0.22)         (0.02)              -
 Net realized gains on
    investment transactions                           (1.13)         (1.13)         (0.09)              -
                                                    --------       --------       --------       --------
    Total distributions paid
      to shareholders                                 (1.33)         (1.35)         (0.11)              -
                                                    --------       --------       --------       --------

Net asset value, end of period                       $ 16.25        $ 16.26        $ 14.48        $ 12.08
                                                    ========       ========       ========       ========

Total return                                          24.12%         24.40%         20.92%      20.8%<F3>

Ratios/Supplemental data:
 Net assets, end of
    period (millions)                                 $414.5          $82.6         $449.2          $71.5
 Ratio of expenses to
    average net assets                                 1.45%          1.25%          1.61%      2.50%<F4>
 Ratio of net
    investment income to
    average net assets                                 0.37%          0.68%          1.07%      1.60%<F4>
 Portfolio turnover rate                             109.42%        109.42%        103.66%     57.00%<F3>


<F1> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F2> Computed based on average shares outstanding.
<F3> Not annualized.
<F4> Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998


(1)  Organization:

     The Artisan International Fund (the "Fund") is a series of Artisan Funds, Inc. which was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on December 28, 1995.

     Effective July 1, 1997, the Fund began offering two classes of capital shares, International Shares and International Institutional Shares ("Institutional Shares"). Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees and shareholder communication expenses, are allocated directly to that class. On July 1, 1997, 3,071,672 International Shares (with a net asset value of $44,477,811) were transferred to Institutional Shares.

(2)  Summary of significant accounting policies:

     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the last sale or bid price is not reflective of the fair value of the security, are valued at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on common stocks are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED




          The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that certain differences between financial reporting and tax amounts be reclassified to capital stock.

 (3) Transactions with affiliates:

     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

          Average Daily Net Assets                  Annual Rate
          ------------------------                  -----------

          Less than $500 million                       1.000%
          $500 million to $750 million                 0.975%
          $750 million to $1 billion                   0.950%
          Greater than $1 billion                      0.925%

          The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

          Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000, plus reimbursement of expenses related to his duties as a director of the Fund.

          A company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities is defined by the Investment Company Act of 1940 as an affiliated person of the Fund. A summary of transactions in the securities of each such affiliated person and dividend income received on those securities for the fiscal year ended June 30, 1998 follows:

                           Purchases             Sales     Realized   Dividend
                           ---------             -----
          Affiliate     Shares     Cost      Shares  Cost     Gain      Income
          ----------    ------     ----      ------  ----     ----      ------
     Bankard, Inc.    2,975,000  $298,422       -      -       -           -
     Radio P4                 -         -       -      -       -       $130,829

                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4)  Organizational costs and prepaid registration expenses:

     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption.

(5)  Line of credit arrangements:

     Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which the Fund may borrow up to a maximum of $30 million, but not more than 10% of its net assets. Artisan Funds, Inc. pays an annual commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each series of Artisan Funds, Inc., including the Fund, based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%.
     The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes.

     During the period ended June 30, 1998 the Fund incurred interest charges of $14,468 on maximum borrowings of $9,690,453 related to the line of credit.

(6)  Investment transactions:

     For the year ended June 30, 1998, the cost of purchases and the proceeds from the sales of investment securities (excluding short-term securities) were $426,137,759 and $459,745,091, respectively.

(7)  Fund share activities:

Capital share transactions for the Fund were as follows:

                                         Year ended           Year ended
                                        June 30, 1998        June 30, 1997
                              International   Institutional  International
                              ------------    ------------    ------------
                                 Shares          Shares          Shares
                                 ------          ------          ------
Net asset value of
  shares transferred       $   (44,477,811)   $  44,477,811
Proceeds from shares
  issued                        235,471,219      27,045,257   $447,478,870
Net asset value of shares
  issued in reinvestment
  of distributions               25,959,795       4,802,555      1,414,826
Cost of shares redeemed       (287,349,997)     (2,751,533)  (113,176,055)
                               ------------    ------------  -------------
Net increase (decrease)
  from fund
Share activities            $  (70,396,794)   $  73,574,090   $335,717,641
                               ============    ============   ============

                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED


                                         Year ended           Year ended
                                        June 30, 1998        June 30, 1997
                              International   Institutional  International
                              ------------    ------------    ------------
                                 Shares          Shares          Shares
                                 ------          ------          ------

Shares transferred              (3,071,672)       3,071,672
Shares sold                      15,876,987       1,835,634    33,329,489
Shares issued from
  reinvestment of distributions   2,075,110         383,897       108,735
Shares redeemed                (20,392,769)       (207,599)   (8,344,932)
                               ------------    ------------ -------------

Net increase (decrease)
  in capital shares             (5,512,344)       5,083,604    25,093,292
                               ============    ============  ============



(8)  Information for Federal income tax purposes:

     Aggregate gross unrealized appreciation (depreciation) on investments as of June 30, 1998, based on investment cost of $412,408,875 for federal tax purposes, is as follows:

     Aggregate gross unrealized
       appreciation on investments                $  117,411,127
     Aggregate gross unrealized
       depreciation on investments                   (36,079,393)
                                                  --------------
     Net unrealized depreciation                  $   81,331,734
                                                  ==============

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions and passive foreign investment company (PFIC) value adjustments. Losses from foreign currency related transactions from November 1, 1997 to June 30, 1998 of $887,524 are not recognized for federal income tax purposes until fiscal 1999.

(9)  Other tax information (unaudited):

     In early 1998, shareholders received information regarding distributions paid to them during the fiscal year ended June 30, 1998. The Fund hereby designates the following amounts as long-term capital gain distributions.

     Capital Gains Taxed at 20%               $   756,661
     Capital Gains Taxed at 28%                 4,295,676
                                              -----------
     Total Long Term Capital Gains            $ 5,052,337
                                              ===========






--------------------------------------------------------------------------------
                         Notes on Portfolio Statistics
The letter to shareholders included in this annual report includes statistical information about the Fund. That information is as of June 30, 1998; it varies with changes in the Fund's portfolio investments.
--------------------------------------------------------------------------------

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PRICEWATERHOUSECOOPERS
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                                                  PRICEWATERHOUSECOOPERS
                                                  100 East Wisconsin Avenue
                                                  Suite 1500
                                                  Milwaukee WI 53202
                                                  Telephone (414) 276 9500


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund (one of the portfolios constituting Artisan Funds, Inc., hereafter referred to as the "Fund") at June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

July 31, 1998